UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

•	EuroPac International Value Fund - Class A (EPIVX)
•	EuroPac International Value Fund - Class I (EPVIX)
•	EuroPac International Bond Fund - Class A (EPIBX)
•	EuroPac International Bond Fund - Class I (EPBIX)
•	EuroPac International Dividend Income Fund - Class A (EPDPX)
•	EuroPac International Dividend Income Fund - Class I (EPDIX)
•	EP Emerging Markets Small Companies Fund - Class A (EPASX)
•	EP Emerging Markets Small Companies Fund - Class I (EPEIX)
•	EuroPac Gold Fund - Class A (EPGFX)

ANNUAL REPORT
October 31, 2016

Euro Pacific Funds

•	EuroPac International Value Fund - Class A (EPIVX)
•	EuroPac International Value Fund - Class I (EPVIX)
•	EuroPac International Bond Fund - Class A (EPIBX)
•	EuroPac International Bond Fund - Class I (EPBIX)
•	EuroPac International Dividend Income Fund - Class A (EPDPX)
•	EuroPac International Dividend Income Fund - Class I (EPDIX)
•	EP Emerging Markets Small Companies Fund - Class A (EPASX)
•	EP Emerging Markets Small Companies Fund - Class I (EPEIX)
•	EuroPac Gold Fund - Class A (EPGFX)

Each a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedules of Investments	15
Statements of Assets and Liabilities	35
Statements of Operations	37
Statements of Changes in Net Assets	39
Financial Highlights	44
Notes to Financial Statements	53
Report of Independent Registered Public Accounting Firm	71
Supplemental Information	72
Expense Examples	75

This report and the financial statements contained herein are provided for the general information of the shareholders of the Euro Pacific Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.europacificfunds.com

Dear Shareholder,

We are pleased to present the Annual Report for the EuroPac International Value Fund, EuroPac International Dividend Income Fund, EuroPac International Bond Fund, EuroPac Gold Fund and EP Emerging Markets Small Companies Fund with respect to the period November 1, 2015 through October 31, 2016.

In 2016, the markets continued to be guided by the monetary policy decisions of the world’s central banks, primarily the Federal Reserve. While there were events throughout the year that caused a spike in volatility and momentary deviation from the trend, such as the affirmative vote for the United Kingdom to leave the European Union (aka “Brexit”), the overall trend of the market continued to be dominated by monetary policy decisions. The Federal Reserve continued the play from central stage, due to the profound impact its policy decisions have on the USD and interest rates and the implication that has for Emerging Markets, which now represent over 50% of global gross domestic product (Bloomberg, 2016).

Following the Federal Reserve’s interest rate hike in December of 2015, financial conditions had tightened so much that they choked off the slow recovery in the United States and caused a market correction in the first quarter. The Federal Reserve responded by taking further interest rate hikes off of the table, and communicating increasingly lower long-run expectations for the Federal Funds Target Rate. This reversal by the Federal Reserve, and subsequent easing of financial conditions, helped to decrease market volatility and firm up growth measures relative to expectations. This in turn set the stage for the Federal Reserve to begin increasing market expectations for another interest rate hike, once again causing financial conditions to tighten. We now find markets in a predicament similar to the end of 2015 due to the damaging effect that tighter financial conditions will have on the US economy. Until the US economy faces enough headwinds to create a permanent about-face by the Federal Reserve with respect to their monetary policy, it is likely we will see this type of push-pull behavior in the near future driving a sideways-moving, but choppy market.

The election of Donald Trump as the 45th President of the United States will have an impact on the US economy assuming he is able to lower both personal taxes and corporate taxes, reduce regulation and to pass a stimulus program. We think these consumption-targeted policies will be a net positive for economic “growth” and corporate profits, but only over the short term. Any Trump-related stimulus will likely cause a short-term spurt of “growth,” only to be eventually stopped and reversed by longer term, more powerful forces that are already at play such as demographics, debt and disparities in the cost of labor and consumption patterns world-wide. Any momentary increase in growth would likely be financed through government deficit spending, which we believe will have a negative impact on the value of the dollar and will put upward pressure on interest rates, inflation and commodities. When the spending ends, higher interest rates will act as a stopping force for an economy with too much leverage. Protectionist trade policies, if they come to fruition, will likely accelerate the reversal.

Looking to 2017, on its present course the Federal Reserve will be generating headwinds for the US with its monetary policy long before any stimulus from Donald Trump can take effect. There is a real risk that the economy could suffer a substantial slowdown in the first half of 2017 due to this policy mismatch - at the very least we would expect periods of volatility. In our last letter, we correctly stated that we expected a change in rhetoric from the Federal Reserve and that the predicted number of interest rate hikes for 2016 would turn out to be incorrectly too high. For 2017, we expect the easing trend of the Federal Reserve to continue, and that current expectations for interest rate increases will once again turn out to be incorrectly too high. The pivot from the Federal Reserve is taking a long time, but we believe the directional shift has already begun. It is difficult for anyone to know how exactly tax cuts and stimulus spending for the US will turn out next year or 2018. However, we do believe that any sizable tax cut or stimulus program will be funded with large government deficits and should be a net positive for inflation and commodities, and a negative for the US Dollar.

The Euro Pacific family of funds are all international products designed to provide our US investors additional diversification outside of the dollar. We are encouraged by our results in 2016, after facing the challenge of a stronger US Dollar over the past few years. We now believe that the trend is shifting into our favor, and we hope to be able to continue to provide our shareholders the advantage of the distinct diversification that the Euro Pacific Funds offer.

Overview of the Results of the Funds

EuroPac International Dividend Income Fund
The EuroPac International Dividend Income Fund attempts to maximize expected dividend income outside of the United States, using a top-down analysis to select the best currencies and sectors, and a bottom-up analysis to select the securities with the most potential to pay out high and sustainable dividends that grow. The strategy seeks to diversify currency risk and takes a long-term investment view with low portfolio turnover.

In fiscal year 2016, the EuroPac International Dividend Income Fund A-share returned 3.84% without the maximum sales load and -0.84% with the maximum sales load while the I-share returned 4.09%, which compares unfavorably to the S&P International Dividend Opportunities Index at 6.15%. While the Fund had been significantly outperforming its benchmark through July of 2016, an increase in investor sentiment from July to November caused the fund to underperform due to a rotation out of non-cyclical investments into more cyclical investments. We continue to believe in a more defensive positioning in the portfolio, as tighter monetary conditions from the Fed will likely cause increased volatility in the first half of 2016.

EuroPac International Bond Fund
The EuroPac International Bond Fund attempts to preserve capital and provide income over a long-term investment horizon by selectively choosing foreign bonds of issuers in Europe and the Pacific Rim with exposure to a balanced basket of currencies that the Fund believes have the greatest potential for long-term appreciation versus the US Dollar. The EuroPac International Bond Fund uses a top-down allocation approach to select what it views as the most fundamentally sound countries and currencies to invest and a bottom-up approach to select undervalued government and corporate bonds.

In fiscal year 2016, the International Bond Fund A-share returned 3.83% without the maximum sales load and -0.80% with the maximum sales load, while the I-share returned 4.16%, which compared unfavorably to the JP Morgan Government Bond Index Global ex-US Unhedged Index at 7.48%. The Fund finished unfavorably versus its benchmark due to its relatively lower duration. During the period, interest rates declined which caused an underperformance. However, looking forward we believe the fund is well positioned as interest rates begin to rise.

EuroPac International Value Fund
The EuroPac International Value Fund attempts to generate income and capital appreciation over a long-term investment horizon by selectively choosing undervalued foreign companies, primarily located within Europe and the Pacific Rim, and with minimal exposure to the US Dollar. The EuroPac International Value Fund uses a top-down allocation approach to select what it views as the most fundamentally sound countries to invest and a bottom-up approach to select high-quality, undervalued companies. Because of the Advisor’s approach of buying in countries it views as having the best fundamentals, the Fund will typically be underweight the United Kingdom and Western Europe. The Fund will also tend to be overweight commodities versus financials, given an outlook for a weaker US Dollar. The strategy seeks to diversify currency risk and takes a long-term investment view with low portfolio turnover.

In fiscal year 2016, the International Value Fund A-share returned 14.53% without the maximum sales load and 9.32% with the maximum sales load while the I-share returned 14.73%, which compares favorably to the Morgan Stanley Capital International All Country World Ex USA Value Index return of 0.23%. During the period, the positive performance of the Fund was driven by its overweight allocation to precious metals and other commodities, and underweight allocation to financial stocks. We believe that the performance of the Fund will improve as foreign currencies and commodities continue to recover over time.

EP Emerging Markets Small Companies Fund
The EP Emerging Markets Small Companies Fund seeks to invest at least 80% of its net assets in equity securities of small capitalization companies. The Sub-advisor defines small companies as those companies with market capitalizations, at the time of investment, of below $3 billion. The Sub-advisor will focus the Fund’s investments on what the Sub-advisor believes are financially sound, stable but growing, small cap companies. The Sub-advisor uses an active management investment approach to researching, identifying and selecting portfolio companies. The research process is driven by bottom-up fundamental analysis that aims to identify growing but stable companies trading at attractive valuations relative to anticipated growth in revenue and earnings. Prior to making an investment, the Sub-advisor considers factors including, but not limited to, financial statement analysis; quality of management; insider ownership; perceived soundness of the business strategies; ability to sustain a competitive advantage; liquidity; and valuation relative to expected growth.

In fiscal year 2016, the EP Emerging Markets Small Companies Fund returned 10.93% without the maximum sales load and 5.92% with the maximum sales load while the I-share returned 11.33%, which compares favorably versus the Morgan Stanley Capital International Emerging Markets Small Cap Index’s 4.78%. The Funds outperformance in the period was largely driven by stock selection.

EuroPac Gold Fund
The EuroPac Gold Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of gold companies located in Europe and the Pacific Rim. The Fund's sub-advisor defines securities of gold companies as equity securities of companies that derive at least 50% of gross revenue or profit from mining, processing, or dealing and investing in gold, as well as companies whose primary business is exploring for gold or that provide services to the gold industry.

In fiscal year 2016, the EuroPac Gold Fund returned 77.91% without the maximum sales load and 69.84% with the maximum sales load, which compared favorably versus the Philadelphia Gold and Silver Index at 69.93%. The Fund outperformed its benchmark during the period largely because of stock selection as well as the performance of the warrants obtained in private placements over the past few years.

We would like to extend our sincere thanks for investing with Euro Pacific Funds. We welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Jim Nelson, CFA
Portfolio Manager
Euro Pacific Asset Management, LLC

The views in this letter were as of 10/31/16 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Foreign investments present additional risk due to economic and political factors, government regulations, differences in accounting standards and other factors. In addition, the value of securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar, or in the case of hedging positions that the U.S. dollar will decline relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time due to controls or political developments and may result in reduced returns. Investments in emerging markets involve even greater risks. The Funds will be more susceptible to the economic, market, political, regulatory, local risks and potential natural disasters of the European and Pacific Rim regions than a fund that is more geographically diversified. The economies of Latin American countries are particularly sensitive to fluctuations in commodity prices, currencies and global demand for commodities. Investments closely tied to the Latin American region are generally characterized by high interest, inflation, and unemployment rates and may be more volatile.

Small, and mid cap stocks are subject to substantial risks such as market, business, size, volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The Fund may be susceptible to government regulation, impacting hard asset sectors (such as the Precious metals, natural resources, and real estate sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices. To the extent the Funds use futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater then, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value. The Funds may be subject to greater risks than a fund whose portfolio has exposure to a broader range of sectors.

EuroPac International Value Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the MSCI AC World Ex USA Value Index. The performance graph above is shown for the Fund’s Class A shares, Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI AC World Ex USA Value Index provides a broad measure of stock performance throughout the world, with the exception of U.S. based companies. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2016	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	14.53%	-2.90%	-1.99%	04/07/10
Class I²	14.73%	-2.69%	-1.77%	07/16/13
After deducting maximum sales charge
Class A¹	9.32%	-3.79%	-2.67%	04/07/10
MSCI AC World Ex USA Value Index	0.23%	2.73%	1.59%	04/07/10

[1]	Maximum sales charge for Class A shares is 4.50%. No deferred sales charge will be imposed on any purchases.
[2]
The performance figures for Class I shares include the performance of the Class A shares for the periods prior to the inception date of Class I shares. Class A shares impose higher expenses than that of Class I shares. Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 558-5851.

EuroPac International Value Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)  - Continued

Gross and net expense ratios for Class A shares were 2.00% and 1.75%, respectively, and for Class I shares were 1.75% and 1.50%, respectively, which were the amounts stated in the current prospectus dated March 1, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.75% and 1.50% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 2.00%.

EuroPac International Bond Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares, (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the JP Morgan GBI Global ex-US FX NY Index Unhedged in USD. The performance graph above is shown for the Fund’s Class A shares, Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The JP Morgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2016	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	3.83%	-2.78%	-1.42%	11/15/10
Class I²	4.16%	-2.53%	-1.17%	07/16/13
After deducting maximum sales charge
Class A¹	-0.80%	-3.67%	-2.18%	11/15/10
JP Morgan GBI Global ex-US FX NY Index Unhedged in USD	7.48%	-0.88%	0.34%	11/15/10

[1]	Maximum sales charge for Class A shares is 4.50%. No deferred sales charge will be imposed on any purchases.
[2]
The performance figures for Class I shares include the performance of the Class A shares for the periods prior to the inception date of Class I shares. Class A shares impose higher expenses than that of Class I shares. Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 558-5851.

EuroPac International Bond Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited) - Continued

Gross and net expense ratios for Class A shares were 1.48% and 1.15%, respectively, and for Class I shares were 1.23% and 0.90%, respectively, which were the amounts stated in the current prospectus dated March 1, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the fund to ensure that total annual fund operating expenses do not exceed 1.15% and 0.90% of the average daily nets assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 2.00%.

EuroPac International Dividend Income Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

The Fund commenced operations on January 10, 2014, after the conversion of a limited liability company account, Spongebob Ventures II LLC, which commenced operations February 28, 2010 (the “Predecessor Account”), into Class I shares of the Fund. The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares, (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the S&P International Dividend Opportunities Index. The performance graph above is shown for the Fund’s Class A shares, Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P International Dividend Opportunities Index serves as a benchmark for global income seeking investors. The index seeks to provide exposure to 100 high yielding common stocks from around the world while meeting diversification, stability and tradability requirements.  This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2016	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	3.84%	0.70%	3.82%	02/28/10
Class I²	4.09%	0.94%	4.07%	02/28/10
After deducting maximum sales charge
Class A¹	-0.84%	-0.22%	3.11%	02/28/10
S&P International Dividend Opportunities Index	6.15%	-0.26%	0.69%	02/28/10

[1]	Maximum sales charge for Class A shares is 4.50%. No deferred sales charge will be imposed on any purchases.
[2]	Class A shares impose higher expenses than that of Class I shares. Class I shares do not have any initial or deferred sales charge.

The performance table above includes the information for the Predecessor Account prior to January 10, 2014.

EuroPac International Dividend Income Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 558-5851.

Gross and net expense ratios for Class A shares were 1.73% and 1.50%, respectively, and for Class I shares were 1.48% and 1.25%, respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expense of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 2.00%.

EP Emerging Markets Small Companies Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index. The performance graph above is shown for the Fund’s Class A shares, Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI Emerging Markets Small Cap Index is a free float adjusted market capitalization index that is designed to measure equity market performance of small companies from emerging markets. It offers an exhaustive representation of this size segment by targeting companies that are in the Investable Market Index but not in the Standard Index in the MSCI Emerging Markets Index.

This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2016	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	10.93%	8.36%	3.81%	12/01/10
Class I²	11.33%	8.65%	4.09%	07/16/13
After deducting maximum sales charge
Class A¹	5.92%	7.38%	3.01%	12/01/10
MSCI Emerging Markets Small Cap Index	4.78%	2.48%	-0.89%	12/01/10

[1]	Maximum sales charge for Class A shares is 4.50%. No deferred sales charge will be imposed on any purchases.
[2]
The performance figures for Class I shares include the performance of the Class A shares for the periods prior to the inception date of Class I shares. Class A shares impose higher expenses than that of Class I shares. Class I shares do not have any initial or deferred sales charge.

EP Emerging Markets Small Companies Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 558-5851.

Gross and net expense ratios for Class A shares were 2.71% and 1.75%, respectively, and for Class I shares were 2.46% and 1.50%, respectively, which were the amounts stated in the current prospectus dated March 1, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.75% and 1.50% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 1, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such wavers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 2.00%.

EuroPac Gold Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the Philadelphia Gold & Silver Index. Results include the reinvestment of all dividends and capital gains.

The Philadelphia Gold & Silver Index is designed to track the performance of a set of companies involved in the gold or silver mining industry. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2016	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	77.91%	4.68%	2.82%	07/19/13
After deducting maximum sales charge
Class A¹	69.84%	3.09%	1.39%	07/19/13
Philadelphia Gold & Silver Index	69.93%	-1.98%	-1.63%	07/19/13

[1]	Maximum sales charge for Class A shares is 4.50%. No deferred sales charge will be imposed on any purchases.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 558-5851.

Gross and net expense ratios for Class A shares were 1.81% and 1.54%, respectively, which were the amounts stated in the current prospectus dated March 1, 2016. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% of average daily net assets of the Fund. This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

EuroPac Gold Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 2.00%.

EuroPac International Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 89.7%
	AUSTRALIA – 4.9%
172,000	Newcrest Mining Ltd.	$2,951,712

	BRAZIL – 9.0%
310,000	Ambev S.A. - ADR	1,829,000
623,856	Cia Energetica de Minas Gerais - ADR	1,884,045
119,200	Telefonica Brasil S.A. - ADR	1,716,480
		5,429,525
	CANADA – 15.9%
179,200	Barrick Gold Corp.	3,152,128
114,500	Goldcorp, Inc.	1,740,400
125,000	Potash Corp. of Saskatchewan, Inc.	2,035,000
750,708	Yamana Gold, Inc.	2,672,520
		9,600,048
	CHILE – 1.7%
1,544,742	Aguas Andinas S.A. - A Shares	1,018,501

	DENMARK – 4.4%
74,300	Novo Nordisk A/S - ADR	2,640,622

	FRANCE – 2.2%
19,380	Danone S.A.	1,341,921

	GERMANY – 3.2%
19,500	Bayer A.G.	1,932,662

	HONG KONG – 3.5%
183,500	China Mobile Ltd.	2,102,220

	NETHERLANDS – 2.7%
65,332	Royal Dutch Shell PLC - A Shares	1,628,639

	NEW ZEALAND – 4.6%
304,920	SKY Network Television Ltd.	1,007,387
670,410	Spark New Zealand Ltd.	1,754,649
		2,762,036
	NORWAY – 2.6%
94,870	Statoil ASA	1,554,681

	SINGAPORE – 2.9%
620,700	Singapore Telecommunications Ltd.	1,730,983

	SOUTH KOREA – 3.6%
1,530	Samsung Electronics Co., Ltd.	2,191,540

	SWITZERLAND – 7.2%
22,000	Nestle S.A.	1,595,089
28,150	Novartis A.G. - ADR	1,999,213
25,500	Roche Holding A.G. - ADR	731,212
		4,325,514

EuroPac International Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	TURKEY – 3.2%
243,054	Turkcell Iletisim Hizmetleri AS - ADR*	$1,949,293

	UNITED KINGDOM – 11.7%
15,307	British American Tobacco PLC - ADR	1,758,621
45,900	GlaxoSmithKline PLC - ADR	1,836,459
44,703	Unilever N.V.	1,869,480
568,470	Vodafone Group PLC	1,564,162
		7,028,722
	UNITED STATES – 6.4%
66,500	Newmont Mining Corp.	2,463,160
14,395	Philip Morris International, Inc.	1,388,254
		3,851,414
	TOTAL COMMON STOCKS (Cost $57,005,083)	54,040,033

Principal Amount
	SHORT-TERM INVESTMENTS – 11.8%
$7,095,883	UMB Money Market Fiduciary, 0.010%[1]	7,095,883

	TOTAL SHORT-TERM INVESTMENTS (Cost $7,095,883)	7,095,883

	TOTAL INVESTMENTS – 101.5% (Cost $64,100,966)	61,135,916
	Liabilities in Excess of Other Assets – (1.5)%	(924,552)

	TOTAL NET ASSETS – 100.0%	$60,211,364

ADR – American Depositary Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

EuroPac International Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	31.4%
Basic Materials	24.9%
Communications	19.6%
Energy	5.3%
Utilities	4.8%
Technology	3.7%
Total Common Stocks	89.7%
Short-Term Investments	11.8%
Total Investments	101.5%
Liabilities in Excess of Other Assets	(1.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

EuroPac International Bond Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 0.0%
	UNITED STATES – 0.0%
9,835	Hycroft Mining Corp.*,5,6	$—

	TOTAL COMMON STOCKS (Cost $1,585,230)	—

Principal Amount

	FIXED INCOME SECURITIES – 92.2%
	AUSTRALIA – 10.9%
$1,200,000	Australia Government Bond 3.250%, 6/21/2039	945,322
1,000,000	Coca-Cola Amatil Ltd. 4.625%, 5/21/2021	805,860
1,000,000	Newcrest Finance Pty Ltd. 5.750%, 11/15/2041[1]	1,015,718
	Queensland Treasury Corp.
1,000,000	6.000%, 6/14/2021	896,774
1,500,000	5.750%, 7/22/2024	1,402,692
		5,066,366
	BRAZIL – 0.8%
1,000,000	Brazilian Government International Bond 12.500%, 1/5/2022	350,486

	CANADA – 9.2%
	Canadian Government Bond
2,000,000	2.500%, 6/1/2024	1,653,500
1,000,000	1.500%, 6/1/2026	765,116
350,000	Ontario Electricity Financial Corp. 8.900%, 8/18/2022	366,880
750,000	Province of Ontario Canada 1.900%, 9/8/2017	564,902
1,250,000	Sirius XM Canada Holdings, Inc. 5.625%, 4/23/2021[1,2]	938,921
		4,289,319
	CAYMAN ISLANDS – 3.4%
5,000,000	AmBev International Finance Co., Ltd. 9.500%, 7/24/2017	1,589,912

	CHILE – 4.5%
700,000,000	Bonos del Banco Central de Chile en Pesos 6.000%, 3/1/2022	1,189,967
600,000,000	Telefonica Moviles Chile S.A. 6.300%, 11/15/2016	919,353
		2,109,320

EuroPac International Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	FIXED INCOME SECURITIES (Continued)
	COLOMBIA – 1.0%
$1,150,000,000	Colombia Government International Bond 9.850%, 6/28/2027	$463,294

	GERMANY – 6.1%
	KFW
14,500,000	5.000%, 5/22/2019	1,927,957
7,000,000	3.500%, 1/22/2021	889,351
		2,817,308
	MALAYSIA – 5.3%
10,000,000	Malaysia Government Bond 4.160%, 7/15/2021	2,469,030

	MEXICO – 4.8%
42,000,000	Mexican Bonos 5.000%, 6/15/2017	2,221,827

	NEW ZEALAND – 9.2%
2,000,000	Fonterra Co-operative Group Ltd. 5.520%, 2/25/2020	1,519,415
	New Zealand Government Bond
2,100,000	3.000%, 9/20/2030	1,794,085
1,000,000	3.500%, 4/14/2033	758,377
240,000	New Zealand Local Government Funding Agency Bond 4.500%, 4/15/2027	184,791
		4,256,668
	NORWAY – 2.9%
6,000,000	Kommunalbanken A.S. 2.875%, 5/16/2017	732,558
5,000,000	Marine Harvest A.S.A. 4.580%, 3/12/2018[2,3]	620,885
		1,353,443
	PERU – 4.6%
6,500,000	Peruvian Government International Bond 7.840%, 8/12/2020	2,142,691

	POLAND – 4.8%
	Poland Government Bond
2,500,000	1.790%, 1/25/2017[3]	638,326
3,000,000	1.790%, 1/25/2018[3]	766,450
3,300,000	Republic of Poland Government Bond 1.750%, 7/25/2021	815,733
		2,220,509

EuroPac International Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	FIXED INCOME SECURITIES (Continued)
	SINGAPORE – 4.6%
$2,000,000	Genting Singapore PLC 5.125%, 3/29/2049[2,3]	$1,454,875
1,000,000	Keppel Corp. Ltd. 3.800%, 4/23/2027[2,3]	696,150
		2,151,025
	SOUTH KOREA – 2.8%
1,750,000	Korea Development Bank 5.250%, 4/3/2018	1,287,448

	SWEDEN – 1.7%
4,000,000	Magnolia Bostad A.B. 6.250%, 4/28/2020[2,3]	457,253
3,000,000	Tele2 A.B. 4.875%, 5/15/2017	340,671
		797,924
	SWITZERLAND – 4.9%
1,750,000	Switzerland Government Bond 1.250%, 6/27/2037	2,260,004

	UNITED KINGDOM – 8.2%
28,000,000,000	European Bank for Reconstruction & Development 7.375%, 4/15/2019	2,173,545
500,000	GlaxoSmithKline Capital PLC 4.250%, 12/18/2045	807,999
500,000	United Kingdom Gilt 4.250%, 6/7/2032	833,721
		3,815,265
	UNITED STATES – 2.5%
1,000,000	Newmont Mining Corp. 6.250%, 10/1/2039	1,180,583

	TOTAL FIXED INCOME SECURITIES (Cost $51,209,712)	42,842,422

	SHORT-TERM INVESTMENTS – 5.3%
2,444,814	UMB Money Market Fiduciary, 0.010%[4]	2,444,814

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,444,814)	2,444,814

	TOTAL INVESTMENTS – 97.5% (Cost $55,239,756)	45,287,236
	Other Assets in Excess of Liabilities – 2.5%	1,184,177

	TOTAL NET ASSETS – 100.0%	$46,471,413

EuroPac International Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

PLC – Public Limited Company

*	Non-income producing security.
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,954,639.

[2]	Callable.
[3]	Variable, floating or step rate security.
[4]	The rate is the annualized seven-day yield at period end.
[5]	Illiquid Security. The total illiquid securities represent 0% of Net Assets.
[6]	Fair value under procedures established by the Board of Trustees, represents 0% of Net Assets.

See accompanying Notes to Financial Statements.

EuroPac International Bond Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Basic Materials	0.0%
Total Common Stocks	0.0%
Fixed Income Securities
Government	53.5%
Financial	12.4%
Consumer, Non-cyclical	11.5%
Communications	4.7%
Basic Materials	4.7%
Consumer, Cyclical	3.1%
Diversified	1.5%
Utilities	0.8%
Total Fixed Income Securities	92.2%
Short-Term Investments	5.3%
Total Investments	97.5%
Other Assets in Excess of Liabilities	2.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

EuroPac International Dividend Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 86.2%
	AUSTRALIA – 3.1%
507,000	Telstra Corp. Ltd.	$1,920,630

	BRAZIL – 10.3%
325,151	Ambev S.A. - ADR	1,918,391
818,400	Cia Energetica de Minas Gerais - ADR	2,471,568
142,200	Telefonica Brasil S.A. - ADR	2,047,680
		6,437,639
	CANADA – 4.6%
43,650	BCE, Inc.	1,983,174
91,047	Freehold Royalties Ltd.	855,284
		2,838,458
	CHILE – 3.6%
3,392,000	Aguas Andinas S.A. - A Shares	2,236,460

	FRANCE – 8.3%
22,700	Danone S.A.	1,571,807
110,600	Engie S.A.[1]	1,594,655
41,780	TOTAL S.A. - ADR	1,994,577
		5,161,039
	GERMANY – 3.2%
20,200	Bayer A.G.	2,002,040

	HONG KONG – 3.4%
187,000	China Mobile Ltd.	2,142,316

	NETHERLANDS – 2.7%
34,080	Royal Dutch Shell PLC - Class A - ADR	1,697,525

	NEW ZEALAND – 7.8%
1,849,000	Kiwi Property Group Ltd.	1,937,060
304,922	SKY Network Television Ltd.	1,007,394
728,000	Spark New Zealand Ltd.	1,905,378
		4,849,832
	NORWAY – 5.9%
104,100	Statoil A.S.A. - ADR	1,690,584
126,900	Telenor A.S.A.	2,019,673
		3,710,257
	SINGAPORE – 6.5%
696,000	Singapore Telecommunications Ltd.	1,940,976
3,612,961	Starhill Global REIT - REIT	2,116,411
		4,057,387
	SWEDEN – 2.8%
180,000	Betsson A.B.*	1,737,783

	SWITZERLAND – 5.5%
24,296	Novartis A.G. - ADR	1,725,502

EuroPac International Dividend Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	SWITZERLAND (Continued)
59,481	Roche Holding A.G. - ADR	$1,705,618
		3,431,120
	TURKEY – 3.2%
249,058	Turkcell Iletisim Hizmetleri AS - ADR*	1,997,445

	UNITED KINGDOM – 11.4%
17,300	British American Tobacco PLC - ADR	1,987,597
41,200	GlaxoSmithKline PLC - ADR	1,648,412
44,450	Unilever N.V.	1,858,899
584,109	Vodafone Group PLC	1,607,193
		7,102,101
	UNITED STATES – 3.9%
51,950	Newmont Mining Corp.	1,924,228
5,000	Philip Morris International, Inc.	482,200
		2,406,428
	TOTAL COMMON STOCKS (Cost $59,005,130)	53,728,460

Principal Amount

	SHORT-TERM INVESTMENTS – 13.7%
$8,531,365	UMB Money Market Fiduciary, 0.010%[2]	8,531,365

	TOTAL SHORT-TERM INVESTMENTS (Cost $8,531,365)	8,531,365

	TOTAL INVESTMENTS – 99.9% (Cost $67,536,495)	62,259,825
	Other Assets in Excess of Liabilities – 0.1%	91,013

	TOTAL NET ASSETS – 100.0%	$62,350,838

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Illiquid Security. The total illiquid securities represent 2.56% of Net Assets.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

EuroPac International Dividend Income Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Communications	29.8%
Consumer, Non-cyclical	23.9%
Utilities	10.1%
Energy	10.0%
Financial	6.5%
Basic Materials	3.1%
Consumer, Cyclical	2.8%
Total Common Stocks	86.2%
Short-Term Investments	13.7%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

EP Emerging Markets Small Companies Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 91.9%
	AUSTRALIA – 0.0%
65,082	iSentric Ltd.*	$4,455

	CHILE – 1.3%
215,000	Forus S.A.	774,661

	CHINA – 8.9%
2,700,000	China Forestry Holdings Co., Ltd.*3,4	—
380,000	Haitian International Holdings Ltd.	783,327
1,000,000	Nexteer Automotive Group Ltd.	1,318,789
550,000	Techtronic Industries Co., Ltd.	2,066,422
600,000	Vitasoy International Holdings Ltd.	1,253,064
		5,421,602
	INDIA – 26.1%
66,000	Amara Raja Batteries Ltd.	1,014,925
180,000	Bajaj Corp. Ltd.	1,100,819
333,437	CCL Products India Ltd.	1,264,949
449,000	City Union Bank Ltd.	1,006,360
75,000	Credit Analysis & Research Ltd.	1,681,384
310,000	Jyothy Laboratories Ltd.	1,668,196
145,000	LIC Housing Finance Ltd.	1,278,868
130,000	Natco Pharma Ltd.	1,160,977
129,400	SH Kelkar & Co., Ltd.[1]	616,837
600,000	Sterlite Technologies Ltd.	946,415
50,000	Strides Shasun Ltd.	780,559
187,848	Syngene International Ltd.[1]	1,632,043
167,500	Triveni Turbine Ltd.	318,849
358,200	Vakrangee Ltd.	1,352,432
13,942	Zydus Wellness Ltd.	183,200
		16,006,813
	INDONESIA – 1.9%
8,000,000	Ace Hardware Indonesia Tbk P.T.	523,718
1,300,000	Kino Indonesia Tbk P.T.	336,757
900,000	Ultrajaya Milk Industry & Trading Co. Tbk P.T.*	326,791
		1,187,266
	LUXEMBOURG – 1.5%
450,000	L'Occitane International S.A.	929,522

	MALAYSIA – 1.3%
879,400	Globetronics Technology BHD	764,837

	MEXICO – 13.5%
335,000	Alsea S.A.B. de C.V.	1,250,246

EP Emerging Markets Small Companies Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	MEXICO (Continued)
225,000	Banregio Grupo Financiero S.A.B. de C.V.	$1,474,208
443,800	Bolsa Mexicana de Valores S.A.B. de C.V.	710,982
40,000	Gruma S.A.B. de C.V. - Class B	554,997
245,000	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	1,425,461
200,478	Industrias Bachoco S.A.B. de C.V.	887,784
400,000	La Comer S.A.B. de C.V.*	364,637
881,000	Qualitas Controladora S.A.B. de C.V.	1,616,479
		8,284,794
	PHILIPPINES – 9.5%
7,300,000	D&L Industries, Inc.	1,653,858
40,000	GT Capital Holdings, Inc.	1,081,078
1,200,000	Puregold Price Club, Inc.	1,009,861
600,000	Robinsons Retail Holdings, Inc.	957,103
150,000	Security Bank Corp.	682,827
120,000	Universal Robina Corp.	450,933
		5,835,660
	ROMANIA – 1.9%
2,048,310	Banca Transilvania S.A.	1,154,651

	SOUTH AFRICA – 1.7%
90,000	Famous Brands Ltd.	1,049,793

	SOUTH KOREA – 9.2%
30,000	DuzonBizon Co., Ltd.	584,689
8,200	Hanssem Co., Ltd.	1,269,979
11,000	Loen Entertainment, Inc.*	647,078
10,000	NUTRIBIOTECH Co., Ltd.*	568,721
26,000	Value Added Technologies Co., Ltd.	713,009
34,000	Vieworks Co., Ltd.	1,825,856
		5,609,332
	TAIWAN – 7.3%
87,979	Cub Elecparts, Inc.	807,091
168,000	Gourmet Master Co., Ltd.	1,507,629
185,000	Hota Industrial Manufacturing Co., Ltd.	773,134
41,410	Poya International Co., Ltd.	601,973
52,500	Voltronic Power Technology Corp.	787,206
		4,477,033
	THAILAND – 5.5%
1,800,000	Forth Smart Service PCL	862,961
400,000	Robinson Department Store PCL	661,081

EP Emerging Markets Small Companies Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	THAILAND (Continued)
2,500,000	Taokaenoi Food & Marketing PCL	$1,857,533
		3,381,575
	VIETNAM – 2.3%
220,987	Mobile World Investment Corp.	1,435,190

	TOTAL COMMON STOCKS (Cost $44,545,271)	56,317,184

	WARRANTS – 0.0%
	MALAYSIA – 0.0%
33,332	KPJ Healthcare BHD, Expiration Date: January 24, 2019*	4,569

	TOTAL WARRANTS (Cost $0)	4,569

Principal Amount

	SHORT-TERM INVESTMENTS – 7.2%
$4,430,126	UMB Money Market Fiduciary, 0.010%[2]	4,430,126

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,430,126)	4,430,126

	TOTAL INVESTMENTS – 99.1% (Cost $48,975,397)	60,751,879
	Other Assets in Excess of Liabilities – 0.9%	563,714

	TOTAL NET ASSETS – 100.0%	$61,315,593

PCL – Public Company Limited

*	Non-income producing security.
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $2,248,880.

[2]	The rate is the annualized seven-day yield at period end.
[3]	Fair value under procedures established by the Board of Trustees, represents 0.00% of Net Assets.
[4]	Illiquid Security. The total illiquid securities represent 0.00% of Net Assets.

See accompanying Notes to Financial Statements.

EP Emerging Markets Small Companies Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	32.1%
Consumer, Cyclical	25.0%
Financial	17.4%
Industrial	10.4%
Technology	4.4%
Communications	1.6%
Basic Materials	1.0%
Total Common Stocks	91.9%
Warrants	0.0%
Short-Term Investments	7.2%
Total Investments	99.1%
Other Assets in Excess of Liabilities	0.9%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

EuroPac Gold Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 96.1%
	GOLD MINING – 29.5%
90,120	Agnico Eagle Mines Ltd.	$4,578,096
10,000	B2Gold Corp.*1	28,927
1,223,600	B2Gold Corp.*	3,536,204
334,000	Eldorado Gold Corp.*	1,055,440
254,980	Goldcorp, Inc.	3,875,696
405,000	Mandalay Resources Corp.[1]	301,946
900,990	New Gold, Inc.*	3,567,920
20,000	Randgold Resources Ltd. - ADR	1,774,600
4,000	Torex Gold Resources, Inc.*1	74,406
949,100	Yamana Gold, Inc.	3,378,796
		22,172,031
	ROYALTY COMPANIES – 19.8%
2,046,213	Eurasian Minerals, Inc.*	1,941,037
80,096	Franco-Nevada Corp.[1]	5,243,084
45,000	Osisko Gold Royalties Ltd.	472,500
323,120	Osisko Gold Royalties Ltd.[1]	3,401,517
56,200	Royal Gold, Inc.	3,867,684
		14,925,822
	PRECIOUS METALS DEVELOPMENTAL – 11.5%
2,085,470	Almaden Minerals Ltd. - Class B*	2,773,675
430,000	Almaden Minerals Ltd. - Class B*1	573,846
160,000	Atlantic Gold Corp.*1	113,323
550,000	GoGold Resources, Inc.*1	278,834
845,500	Midas Gold Corp.*1	611,448
425,431	Pretium Resources, Inc.*	4,164,970
1,413,000	Sunridge Gold Corp.*1,3	42,138
1,010,000	West Kirkland Mining, Inc.*1	90,360
		8,648,594
	PRECIOUS METALS EXPLORATION – 27.1%
1,459,282	Almadex Minerals Ltd.*1	1,806,015
99,000	Almadex Minerals Ltd.*1, 2	122,523
200,000	Azimut Exploration, Inc.*1, 2	67,099
781,057	Callinex Mines, Inc.*1, 2	320,272
1,500,000	Callinex Mines, Inc.*1, 2	615,075
268,000	Cartier Resources, Inc.*1	32,968
2,193,000	Evrim Resources Corp.*1, 5	441,445
750,000	Evrim Resources Corp.*1, 2, 5	150,973
48,000	JDL Gold Corp.*1	69,067
2,638,000	Kilo Goldmines Ltd.*1, 2	226,176
180,000	Mariana Resources Ltd.*1	167,748
1,716,666	Medgold Resources Corp.*1, 5	243,172

EuroPac Gold Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	PRECIOUS METALS EXPLORATION (Continued)
3,440,000	Medgold Resources Corp.*1, 2, 5	$487,289
1,000,000	Medgold Resources Corp.*1, 2, 5	141,654
1,511,500	Midland Exploration, Inc.*1, 5	1,217,043
2,400,000	Midland Exploration, Inc.*1, 2, 5	1,932,454
609,000	Midland Exploration, Inc.*1, 2, 5	490,360
1,080,000	Millrock Resources, Inc.*1, 2	346,231
2,766,000	Miranda Gold Corp.*1, 5	185,596
4,970,000	Miranda Gold Corp.*1, 2, 5	333,482
1,425,285	Mirasol Resources Ltd.*1	2,497,144
1,000,000	Mundoro Capital, Inc.*1	130,470
825,000	Novo Resources Corp.*1, 2	787,296
300,000	Orezone Gold Corp.*1	172,221
246,400	Osisko Mining, Inc.*1	521,715
417,000	Osisko Mining, Inc.*1, 2	882,935
2,767,000	Radius Gold, Inc.*1	268,180
3,763,400	Revelo Resources Corp.*1	238,492
2,050,000	Revelo Resources Corp.*1, 2	129,911
873,500	Riverside Resources, Inc.*1	270,262
5,350,000	Skeena Resources Ltd.*1	438,753
19,683,333	Skeena Resources Ltd.*1, 2	1,614,230
1,000,000	Thunderstruck Resources Ltd.*1, 2	70,827
480,000	Tri Origin Exploration Ltd.*1, 5	21,472
8,590,000	Tri Origin Exploration Ltd.*1, 2, 5	384,254
2,836,365	Vista Gold Corp.*	2,566,910
		20,391,714
	SILVER: EXPLORATION AND MINING – 3.2%
68,266	Fortuna Silver Mines, Inc.*	466,940
1,250,000	Golden Arrow Resources Corp.*1	698,949
650,000	Golden Arrow Resources Corp.*1, 2	363,453
26,500	Pan American Silver Corp.	424,795
19,000	Silver Wheaton Corp.	458,090
		2,412,227
	DIVERSIFIED EXPLORATION AND MINING – 5.0%
79,010	Altius Minerals Corp.[1]	655,030
130,000	Bitterroot Resources Ltd.*1	4,361
8,000	Freeport-McMoRan, Inc.	89,440
261,000	Lara Exploration Ltd.*1	262,693
354,600	Lara Exploration Ltd.*1, 2	356,900
827,000	Nevsun Resources Ltd.[1]	2,398,442
		3,766,866
	TOTAL COMMON STOCKS (Cost $61,290,695)	72,317,254

EuroPac Gold Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	INVESTMENT MANAGEMENT COMPANIES – 2.5%
	PRECIOUS METALS – 2.1%
71,000	Sprott Gold Miners - ETF	$1,562,000

	BULLION – 0.4%
5,400	Central Fund of Canada Ltd. - Class A1	72,954
200	ZKB Gold - Class A - ETF*1	247,566
		320,520
	TOTAL INVESTMENT MANAGEMENT COMPANIES (Cost $1,670,580)	1,882,520

	WARRANTS – 0.8%
	DIVERSIFIED EXPLORATION AND MINING – 0.0%
177,300	Lara Exploration Ltd., Expiration Date: August 18, 2018*1, 2, 3	—

	SILVER: EXPLORATION AND MINING – 0.0%
325,000	Golden Arrow Resources Corp., Expiration Date: January 28, 2019*1, 2, 3	—

	PRECIOUS METALS DEVELOPMENTAL – 0.0%
1,010,000	West Kirkland Mining, Inc., Expiration Date: April 17, 2019*1, 2	20,708
330,000	West Kirkland Mining, Inc., Expiration Date: April 17, 2019*1	6,766
		27,474
	PRECIOUS METALS EXPLORATION – 0.8%
100,000	Azimut Exploration, Inc., Expiration Date: July 22, 2018*1, 2, 3	—
750,000	Callinex Mines, Inc., Expiration Date: May 11, 2018*1, 2, 3	50,324
60,000	Dalradian Resources, Inc., Expiration Date: July 31, 2017*1, 2, 3	—
750,000	Evrim Resources Corp., Expiration Date: December 16, 2020*1, 2, 3	9,785
1,227,900	Iron Creek Capital Corp., Expiration Date: April 17, 2019*1, 2, 3	—
2,638,000	Kilo Goldmines Ltd., Expiration Date: August 25, 2018*1, 2, 3	—
300,000	Kiska Metals Corp., Expiration Date: February 28, 2017*1, 2, 3	—
540,000	Medgold Resources Corp., Expiration Date: February 17, 2017*1, 2, 3	17,110
2,900,000	Medgold Resources Corp., Expiration Date: October 12, 2017*1, 2, 3	70,268
2,400,000	Midland Exploration, Inc., Expiration Date: May 3, 2018*1, 2, 3	—
1,080,000	Millrock Resources, Inc., Expiration Date: May 25, 2019*1, 2, 3	—
4,970,000	Miranda Gold Corp., Expiration Date: June 23, 2021*1, 2, 3	—
60,000	Mirasol Resources Ltd., Expiration Date: March 23, 2017*1, 2, 3	—
825,000	Novo Resources Corp., Expiration Date: August 12, 2018*1, 2, 3	15,377
417,000	Osisko Mining, Inc., Expiration Date: February 3, 2019*1, 2, 3	433,695
1,025,000	Revelo Resources Corp., Expiration Date: July 18, 2018*1, 2, 3	—
3,125,000	Skeena Resources, Inc., Expiration Date: July 8, 2019*1, 2, 3	—
500,000	Thunderstruck Resources Ltd., Expiration Date: November 29, 2019*1, 2, 3	—
1,795,000	Tri Origin Exploration Ltd., Expiration Date: April 20, 2018*1, 2, 3	—
5,000,000	Tri Origin Exploration Ltd., Expiration Date: October 7, 2017*1, 2, 3	—
		596,559
	TOTAL WARRANTS (Cost $10,153)	624,033

EuroPac Gold Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
	Goldcorp, Inc.
100	Exercise Price: $27, Expiration Date: January 20, 2017*	$—
50	Exercise Price: $17, Expiration Date: January 19, 2018*	11,100
	New Gold, Inc.
200	Exercise Price: $7, Expiration Date: January 20, 2017*	—
	Yamana Gold, Inc.
200	Exercise Price: $5, Expiration Date: January 19, 2018*	14,000

	TOTAL CALL OPTIONS (Cost $54,682)	25,100

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $54,682)	25,100

Principal Amount

	SHORT-TERM INVESTMENTS – 0.5%
$399,674	UMB Money Market Fiduciary, 0.010%[4]	399,674

	TOTAL SHORT-TERM INVESTMENTS (Cost $399,674)	399,674

	TOTAL INVESTMENTS – 99.9% (Cost $63,425,784)	75,248,581
	Other Assets in Excess of Liabilities – 0.1%	30,844

	TOTAL NET ASSETS – 100.0%	$75,279,425

ADR – American Depositary Receipt

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]
Illiquid Security. Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security fair valued under direction of the Board of Trustees. The aggregate value of such investments is 13.87% of net assets.

[3]	Fair value under procedures established by the Board of Trustees, represents 0.85% of Net Assets.
[4]	The rate is the annualized seven-day yield at period end.
[5]	Affiliated company.

See accompanying Notes to Financial Statements.

EuroPac Gold Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Gold Mining	29.5%
Precious Metals Exploration	27.1%
Royalty Companies	19.8%
Precious Metals Developmental	11.5%
Diversified Exploration and Mining	5.0%
Silver: Exploration and Mining	3.2%
Total Common Stocks	96.1%
Investment Management Companies
Precious Metals	2.1%
Bullion	0.4%
Total Investment Management Companies	2.5%
Warrants	0.8%
Short-Term Investments	0.5%
Purchased Options Contracts	0.0%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2016

	EuroPac International Value Fund	EuroPac International Bond Fund	EuroPac International Dividend Income Fund
Assets:
Investments, at cost	$64,100,966	$55,239,756	$67,536,495
Investments in affiliated issuers, at cost	-	-	-
Purchased options contracts, at cost	-	-	-
Total Investments, at cost	64,100,966	55,239,756	67,536,495
Foreign currency, at cost	-	1,585,086	51,124
Investments, at value	$61,135,916	$45,287,236	$62,259,825
Investments in affiliated issuers, at value	-	-	-
Purchased options contracts, at value	-	-	-
Total Investments, at value	61,135,916	45,287,236	62,259,825
Foreign currency, at value	-	1,597,014	50,722
Segregated cash at Broker	-	-	-
Receivables:
Investment securities sold	-	-	-
Fund shares sold	19,027	6,003	42,792
Dividends and interest	195,341	691,516	287,075
Prepaid expenses	7,530	12,491	15,818
Total assets	61,357,814	47,594,260	62,656,232

Liabilities:
Payables:
Investment securities purchased	999,889	819,242	172,271
Fund shares redeemed	7,425	207,055	9,443
Advisory fees	47,686	6,964	34,418
Distribution fees (Note 8)	11,690	9,437	12,848
Shareholder servicing fees (Note 7)	4,602	5,014	4,864
Auditing fees	17,646	17,645	17,536
Fund accounting fees	14,402	12,013	10,952
Transfer agent fees and expenses	11,612	12,508	10,684
Fund administration fees	8,694	8,183	10,207
Custody fees	5,675	5,607	4,301
Trustees' fees and expenses	1,294	1,129	814
Chief Compliance Officer fees	865	2,003	1,144
Non - U.S. Taxes	-	-	-
Accrued other expenses	14,970	16,047	15,912
Total liabilities	1,146,450	1,122,847	305,394

Net Assets	$60,211,364	$46,471,413	$62,350,838

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$80,522,272	$62,205,704	$77,183,302
Accumulated net investment income (loss)	-	(4,140,851)	52,446
Accumulated net realized gain (loss) on investments,
purchased options contracts, written options contracts
and foreign currency transactions	(17,344,342)	(1,630,746)	(9,606,716)
Net unrealized appreciation (depreciation) on:
Investments	(2,965,050)	(9,952,520)	(5,276,670)
Purchased options contracts	-	-	-
Foreign currency translations	(1,516)	(10,174)	(1,524)
Affiliated investments	-	-	-
Net Assets	$60,211,364	$46,471,413	$62,350,838

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$59,684,223	$45,875,322	$60,374,674
Shares of beneficial interest issued and outstanding	8,136,447	5,598,399	7,629,520
Redemption price per share	$7.34	$8.19	$7.91
Maximum sales charge (4.50% of offering price)*	0.35	0.39	0.37
Maximum offering price to public	$7.69	$8.58	$8.28

Class I Shares:
Net assets applicable to shares outstanding	$527,141	$596,091	$1,976,164
Shares of beneficial interest issued and outstanding	71,785	72,363	249,766
Offering and redemption price per share	$7.34	$8.24	$7.91

*	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2016

	EP Emerging Markets Small Companies Fund	EuroPac Gold Fund
Assets:
Investments, at cost	$48,975,397	$58,128,503
Investments in affiliated issuers, at cost	-	5,242,599
Purchased options contracts, at cost	-	54,682
Total Investments, at cost	48,975,397	63,425,784
Foreign currency, at cost	-	3,274
Investments, at value	$60,751,879	$69,194,287
Investments in affiliated issuers, at value	-	6,029,194
Purchased options contracts, at value	-	25,100
Total Investments, at value	60,751,879	75,248,581
Foreign currency, at value	-	3,210
Segregated cash at Broker	-	78,632
Receivables:
Investment securities sold	798,085	10,443
Fund shares sold	12,461	72,493
Dividends and interest	24,566	52
Prepaid expenses	29,836	5,168
Total assets	61,616,827	75,418,579

Liabilities:
Payables:
Investment securities purchased	151,900	-
Fund shares redeemed	6,730	13,612
Advisory fees	34,504	47,062
Distribution fees (Note 8)	12,117	15,740
Shareholder servicing fees (Note 7)	5,084	4,731
Auditing fees	17,391	17,465
Fund accounting fees	12,366	8,367
Transfer agent fees and expenses	4,838	9,411
Fund administration fees	11,500	9,359
Custody fees	645	3,898
Trustees' fees and expenses	744	461
Chief Compliance Officer fees	1,399	2,655
Non - U.S. Taxes	27,682	-
Accrued other expenses	14,334	6,393
Total liabilities	301,234	139,154

Net Assets	$61,315,593	$75,279,425

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$55,392,629	$65,928,150
Accumulated net investment income (loss)	(15,177)	895,473
Accumulated net realized gain (loss) on investments,
purchased options contracts, written options contracts
and foreign currency transactions	(5,538,002)	(3,366,909)
Net unrealized appreciation (depreciation) on:
Investments	11,477,290 **	11,065,784
Purchased options contracts	-	(29,582)
Foreign currency translations	(1,147)	(86)
Affiliated investments	-	786,595
Net Assets	$61,315,593	$75,279,425

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$60,834,755	$75,279,425
Shares of beneficial interest issued and outstanding	5,155,462	6,926,166
Redemption price per share	$11.80	$10.87
Maximum sales charge (4.50% of offering price)*	0.56	0.51
Maximum offering price to public	$12.36	$11.38

Class I Shares:
Net assets applicable to shares outstanding	$480,838
Shares of beneficial interest issued and outstanding	40,386
Offering and redemption price per share	$11.91

*	On sales of $50,000 or more, the sales charge will be reduced.
**	Net of deferred non-U.S. taxes.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2016

	EuroPac International Value Fund	EuroPac International Bond Fund	EuroPac International Dividend Income Fund
Investment Income:
Dividends (net of foreign withholding taxes of $106,420, $0 and $294,123, respectively)	$1,278,061	$-	$2,080,921
Interest (net of foreign withholding taxes of $0, $16,541 and $0, respectively)	649	1,568,299	638
Total investment income	1,278,710	1,568,299	2,081,559

Expenses:
Advisory fees	566,591	272,855	478,487
Distribution fees (Note 8)	130,388	113,031	135,973
Transfer agent fees and expenses	65,182	55,503	64,483
Fund accounting fees	63,021	57,512	61,807
Fund administration fees	60,703	58,718	69,424
Shareholder servicing fees (Note 7)	34,712	35,398	45,034
Registration fees	30,250	28,998	46,110
Custody fees	20,676	24,712	23,183
Shareholder reporting fees	17,999	14,999	18,901
Auditing fees	17,498	17,499	17,498
Legal fees	11,101	14,501	15,999
Trustees' fees and expenses	5,501	5,999	6,999
Miscellaneous	4,999	5,500	8,317
Chief Compliance Officer fees	4,399	5,366	4,399
Insurance fees	1,501	1,501	1,500
Interest expense	-	-	-

Total expenses	1,034,521	712,092	998,114
Advisory fees waived	(117,102)	(189,833)	(158,484)
Net expenses	917,419	522,259	839,630
Net investment income (loss)	361,291	1,046,040	1,241,929

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Written Options Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	(10,255,450)	(6,197,546)	(5,357,513)
Purchased options contracts	-	-	-
Written options contracts	-	-	-
Foreign currency transactions	(17,569)	(93,886)	(25,017)
Net realized gain (loss)	(10,273,019)	(6,291,432)	(5,382,530)
Net change in unrealized appreciation/depreciation on:
Investments	16,345,971	6,827,142	5,794,303
Purchased options contracts	-	-	-
Foreign currency translations	902	7,798	2,610
Affiliated investments	-	-	-
Net change in unrealized appreciation/depreciation	16,346,873	6,834,940	5,796,913
Net realized and unrealized gain on investments, purchased options contracts,
written options contracts and foreign currency	6,073,854	543,508	414,383

Net Increase in Net Assets from Operations	$6,435,145	$1,589,548	$1,656,312

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2016

	EP Emerging Markets Small Companies Fund		EuroPac Gold Fund
Investment Income:
Dividends (net of foreign withholding taxes of $76,028 and $35,097, respectively)	$869,074		$674,894
Interest (net of foreign withholding taxes of $0 and $0, respectively)	244		97
Total investment income	869,318		674,991

Expenses:
Advisory fees	595,031		468,322
Distribution fees (Note 8)	136,517		146,511
Transfer agent fees and expenses	61,467		58,480
Fund accounting fees	71,639		50,603
Fund administration fees	66,092		67,983
Shareholder servicing fees (Note 7)	37,105		47,896
Registration fees	33,594		24,999
Custody fees	165,119		16,246
Shareholder reporting fees	18,180		14,999
Auditing fees	11,902		17,498
Legal fees	17,364		17,999
Trustees' fees and expenses	6,701		6,499
Miscellaneous	5,499		5,499
Chief Compliance Officer fees	11,262		14,398
Insurance fees	1,351		1,402
Interest expense	-		1,359

Total expenses	1,238,823		960,693
Advisory fees waived	(275,723)		(81,073)
Net expenses	963,100		879,620
Net investment income (loss)	(93,782)		(204,629)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Written Options
Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	2,092,421	[1]	700,108
Purchased options contracts	-		(24,076)
Written options contracts	-		42,334
Foreign currency transactions	(114,024)		(28,639)
Net realized gain (loss)	1,978,397		689,727
Net change in unrealized appreciation/depreciation on:
Investments	4,124,179	[2]	26,886,481
Purchased options contracts	-		141,524
Foreign currency translations	(50)		69
Affiliated investments	-		2,289,599
Net change in unrealized appreciation/depreciation	4,124,129		29,317,673
Net realized and unrealized gain on investments, purchased options contracts,
written options contracts and foreign currency	6,102,526		30,007,400

Net Increase in Net Assets from Operations	$6,008,744		$29,802,771

[1]	Net of non-U.S. taxes $271,510.
[2]	Net of non-U.S. taxes $299,192.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	EuroPac International
	Value Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$361,291	$954,926
Net realized loss on investments and foreign currency transactions	(10,273,019)	(6,541,318)
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	16,346,873	(10,181,040)
Net increase (decrease) in net assets resulting from operations	6,435,145	(15,767,432)

Distributions to Shareholders:
From net investment income:
Class A	(728,624)	(869,218)
Class I	(2,044)	(1,051)
From net realized gain:
Class A	-	(3,478,139)
Class I	-	(1,180)
Total distributions to shareholders	(730,668)	(4,349,588)

Capital Transactions:
Net proceeds from shares sold:
Class A	14,767,764	9,583,851
Class I	699,238	85,000
Reinvestment of distributions:
Class A	488,782	2,973,960
Class I	2,044	2,231
Cost of shares redeemed:
Class A1	(6,140,131)	(13,268,483)
Class I2	(279,119)	(1,936)
Net increase (decrease) in net assets from capital transactions	9,538,578	(625,377)

Total increase (decrease) in net assets	15,243,055	(20,742,397)

Net Assets:
Beginning of period	44,968,309	65,710,706
End of period	$60,211,364	$44,968,309

Accumulated net investment income	$-	$382,239

Capital Share Transactions:
Shares sold:
Class A	2,061,050	1,189,761
Class I	96,770	10,701
Shares reinvested:
Class A	75,499	369,791
Class I	306	287
Shares redeemed:
Class A	(897,390)	(1,690,051)
Class I	(38,522)	(247)
Net increase (decrease) in capital share transactions	1,297,713	(119,758)

[1]	Net of redemption fees of $304 and $182, respectively.
[2]	Net of redemption fees of $16 and $0, respectively.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	EuroPac International
	Bond Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,046,040	$1,551,880
Net realized loss on investments and foreign currency transactions	(6,291,432)	(696,749)
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	6,834,940	(9,921,682)
Net increase (decrease) in net assets resulting from operations	1,589,548	(9,066,551)

Distributions to Shareholders:
From net investment income:
Class A	(240,361)	(987,021)
Class I	(1,260)	(5,118)
Total distributions to shareholders	(241,621)	(992,139)

Capital Transactions:
Net proceeds from shares sold:
Class A	7,133,378	7,418,501
Class I	513,618	149,653
Reinvestment of distributions:
Class A	153,576	619,925
Class I	1,260	5,118
Cost of shares redeemed:
Class A1	(9,370,373)	(15,909,031)
Class I	(240,130)	(42,589)
Net decrease in net assets from capital transactions	(1,808,671)	(7,758,423)

Total decrease in net assets	(460,744)	(17,817,113)

Net Assets:
Beginning of period	46,932,157	64,749,270
End of period	$46,471,413	$46,932,157

Accumulated net investment income (loss)	$(4,140,851)	$40,406

Capital Share Transactions:
Shares sold:
Class A	876,230	875,059
Class I	61,992	17,802
Shares reinvested:
Class A	19,701	71,316
Class I	161	591
Shares redeemed:
Class A	(1,175,092)	(1,867,409)
Class I	(29,965)	(5,202)
Net decrease in capital share transactions	(246,973)	(907,843)

[1]	Net of redemption fees of $0 and $133, respectively.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	EuroPac International
	Dividend Income Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,241,929	$1,866,497
Net realized loss on investments and foreign currency transactions	(5,382,530)	(4,012,838)
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	5,796,913	(8,660,765)
Net increase (decrease) in net assets resulting from operations	1,656,312	(10,807,106)

Distributions to Shareholders:
From net investment income:
Class A	(1,544,022)	(1,825,344)
Class I	(58,734)	(62,611)
From net realized gain:
Class A	-	(609,211)
Class I	-	(20,861)
Total distributions to shareholders	(1,602,756)	(2,518,027)

Capital Transactions:
Net proceeds from shares sold:
Class A	15,469,442	27,841,984
Class I	291,518	393,214
Reinvestment of distributions:
Class A	778,271	1,182,207
Class I	57,238	82,232
Cost of shares redeemed:
Class A1	(8,542,972)	(12,651,147)
Class I	(232,868)	(136,954)
Net increase in net assets from capital transactions	7,820,629	16,711,536

Total increase in net assets	7,874,185	3,386,403

Net Assets:
Beginning of period	54,476,653	51,090,250
End of period	$62,350,838	$54,476,653

Accumulated net investment income	$52,446	$291,956

Capital Share Transactions:
Shares sold:
Class A	1,946,040	3,051,240
Class I	37,254	45,770
Shares reinvested:
Class A	101,027	132,653
Class I	7,437	9,236
Shares redeemed:
Class A	(1,126,281)	(1,444,265)
Class I	(30,652)	(14,758)
Net increase in capital share transactions	934,825	1,779,876

[1]	Net of redemption fee proceeds of $1,145 and $2,579, respectively.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	EP Emerging Markets
	Small Companies Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment loss	$(93,782)	$(204,069)
Net realized gain on investments and foreign currency transactions	1,978,397	672,049
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	4,124,129	(4,983,390)
Net increase (decrease) in net assets resulting from operations	6,008,744	(4,515,410)

Distributions to Shareholders:
From net realized gain
Class A	(764,127)	(691,748)
Class I	(7,967)	(13,462)
Total distributions to shareholders	(772,094)	(705,210)

Capital Transactions:
Net proceeds from shares sold:
Class A	45,053,979	2,941,093
Class I	213,277	188,481
Reinvestment of distributions:
Class A	474,982	372,943
Class I	2,628	2,881
Cost of shares redeemed:
Class A1	(11,538,407)	(8,496,957)
Class I	(302,986)	(192,585)
Net increase (decrease) in net assets from capital transactions	33,903,473	(5,184,144)

Total increase (decrease) in net assets	39,140,123	(10,404,764)

Net Assets:
Beginning of period	22,175,470	32,580,234
End of period	$61,315,593	$22,175,470

Accumulated net investment loss	$(15,177)	$(254,808)

Capital Share Transactions:
Shares sold:
Class A	4,201,631	244,545
Class I	19,513	14,737
Shares reinvested:
Class A	46,612	31,157
Class I	256	240
Shares redeemed:
Class A	(1,101,432)	(711,433)
Class I	(28,466)	(15,216)
Net increase (decrease) in capital share transactions	3,138,114	(435,970)

[1]	Net of redemption fees of $3,169 and $558, respectively.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	EuroPac Gold Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment loss	$(204,629)	$(380,018)
Net realized gain (loss) on investments, purchased options contracts,
written options contracts and foreign currency transactions	689,727	(2,314,158)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts and foreign
currency translations	29,317,673	(5,543,040)
Net increase (decrease) in net assets resulting from operations	29,802,771	(8,237,216)

Capital Transactions:
Net proceeds from shares sold:
Class A	15,059,612	23,419,918
Cost of shares redeemed:
Class A1	(8,877,456)	(9,207,869)
Net increase in net assets from capital transactions	6,182,156	14,212,049

Total increase in net assets	35,984,927	5,974,833

Net Assets:
Beginning of period	39,294,498	33,319,665
End of period	$75,279,425	$39,294,498

Accumulated net investment income (loss)	$895,473	$(441,915)

Capital Share Transactions:
Shares sold:
Class A	1,560,931	3,176,994
Shares redeemed:
Class A	(1,063,235)	(1,343,222)
Net increase in capital share transactions	497,696	1,833,772

[1]	Net of redemption fees of $7,283 and $435, respectively.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	EuroPac International
	Value Fund - Class A
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Year Ended October 31, 2014		For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
Net asset value, beginning of period	$6.51		$9.35		$10.26		$10.27		$9.92
Income from Investment Operations:
Net investment income[1]	0.05		0.13		0.18		0.10		0.17
Net realized and unrealized gain (loss) on investments	0.88		(2.38)		(0.86)	[6]	0.11		0.39
Total from investment operations	0.93		(2.25)		(0.68)		0.21		0.56

Less Distributions:
From net investment income	(0.10)		(0.12)		(0.23)		(0.22)		(0.21)
From net realized gain	-		(0.47)		-		-		-
Total distributions	(0.10)		(0.59)		(0.23)		(0.22)		(0.21)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$7.34		$6.51		$9.35		$10.26		$10.27

Total return[3]	14.53%		(25.18)%		(6.84)%		2.14%		5.88%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$59,684		$44,882		$65,688		$83,673		$77,362

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.97%		2.00%		1.90%		1.83%	[4]	1.90%
After fees waived and expenses absorbed	1.75%		1.75%		1.75%		1.76%	[4]	1.75%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.47%		1.42%		1.66%		1.90%	[5]	1.61%
After fees waived and expenses absorbed	0.69%		1.67%		1.81%		1.97%	[5]	1.76%
Portfolio turnover rate	40%		41%		29%		42%		38%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 4.50% of offering price which is reduced on sales of $50,000 or more. If the sales charge was included total returns would be lower.

[4]
Includes excise tax expense.  If this expense was excluded, the ratio of expenses to average net assets before fees waived would have been 1.82%; the ratio of expenses to average net assets after fees waived would have been 1.75%.

[5]
Includes excise tax expense.  If this expense was excluded, the ratio of net investment income to average net assets before fees waived would have been 1.91%; the ratio of net investment income to average net assets after fees waived would have been 1.98%.

[6]
The Affiliate reimbursed the Fund $24,512 for losses on a transaction not meeting the investment guidelines of the Fund. As of October 31, 2014, the reimbursement amount represents $0.003 per share. This reimbursement had no impact to the Fund's total return.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	EuroPac International
	Value Fund - Class I
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the period July 16, 2013* through October 31, 2013
Net asset value, beginning of period	$6.51		$9.35	$10.26	$9.93
Income from Investment Operations:
Net investment income[1]	0.07		0.14	0.21	0.02
Net realized and unrealized gain (loss) on investments	0.87		(2.37)	(0.87)	0.33
Total from investment operations	0.94		(2.23)	(0.66)	0.35

Less Distributions:
From net investment income	(0.11)		(0.14)	(0.25)	(0.02)
From net realized gain	-		(0.47)	-	-
Total distributions	(0.11)		(0.61)	(0.25)	(0.02)

Redemption fee proceeds[1]	-	[2]	-	-	-

Net asset value, end of period	$7.34		$6.51	$9.35	$10.26

Total return[3]	14.73%		(25.02)%	(6.66)%	3.57%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$527		$86	$23	$105

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.72%		1.75%	1.65%	1.58%	[5]
After fees waived and expenses absorbed	1.50%		1.50%	1.50%	1.50%	[5]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.72%		1.67%	1.91%	0.65%	[5]
After fees waived and expenses absorbed	0.94%		1.92%	2.06%	0.73%	[5]
Portfolio turnover rate	40%		41%	29%	42%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had fees not been waived by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	EuroPac International
	Bond Fund - Class A
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014		For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
Net asset value, beginning of period	$7.93	$9.49		$9.89		$10.37		$10.37
Income from Investment Operations:
Net investment income[1]	0.18	0.24		0.30		0.28		0.27
Net realized and unrealized gain (loss) on investments	0.12	(1.65)		(0.51)		(0.44)		(0.07)
Total from investment operations	0.30	(1.41)		(0.21)		(0.16)		0.20

Less Distributions:
From net investment income	(0.04)	(0.15)		(0.17)		(0.24)		(0.20)
From net realized gain	-	-		(0.02)		(0.08)		-
Total distributions	(0.04)	(0.15)		(0.19)		(0.32)		(0.20)

Redemption fee proceeds[1]	-	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$8.19	$7.93		$9.49		$9.89		$10.37

Total return[3]	3.83%	(14.96)%		(2.09)%		(1.53)%		2.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$45,875	$46,612		$64,492		$86,667		$88,165

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.57%	1.48%		1.39%		1.23%		1.28%
After fees waived and expenses absorbed	1.15%	1.15%		1.15%		1.15%		1.15%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.88%	2.50%		2.81%		2.70%		2.54%
After fees waived and expenses absorbed	2.30%	2.83%		3.05%		2.77%		2.67%

Portfolio turnover rate	26%	4%		33%		49%		84%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 4.50% of offering price which is reduced on sales of $50,000 or more. If the sales charge was included total returns would be lower.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	EuroPac International
	Bond Fund - Class I
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period July 16, 2013* through October 31, 2013
Net asset value, beginning of period	$7.96	$9.51	$9.91	$9.73
Income from Investment Operations:
Net investment income[1]	0.21	0.26	0.32	0.10
Net realized and unrealized gain (loss) on investments	0.12	(1.64)	(0.51)	0.12
Total from investment operations	0.33	(1.38)	(0.19)	0.22

Less Distributions:
From net investment income	(0.05)	(0.17)	(0.19)	(0.04)
From net realized gain	-	-	(0.02)	-
Total distributions	(0.05)	(0.17)	(0.21)	(0.04)

Net asset value, end of period	$8.24	$7.96	$9.51	$9.91

Total return[2]	4.16%	(14.64)%	(1.90)%	2.28%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$596	$320	$257	$211

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.32%	1.23%	1.14%	1.06%	[4]
After fees waived and expenses absorbed	0.90%	0.90%	0.90%	0.90%	[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.13%	2.75%	3.06%	3.32%	[4]
After fees waived and expenses absorbed	2.55%	3.08%	3.30%	3.48%	[4]

Portfolio turnover rate	26%	4%	33%	49%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had fees not been waived by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	EuroPac International Dividend
	Income Fund - Class A
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Period January 10, 2014* through October 31, 2014
Net asset value, beginning of period	$7.84		$9.89		$10.00
Income from Investment Operations:
Net investment income[1]	0.17		0.28		0.33
Net realized and unrealized gain (loss) on investments	0.12		(1.95)		(0.18)
Total from investment operations	0.29		(1.67)		0.15

Less Distributions:
From net investment income	(0.22)		(0.28)		(0.26)
From net realized gain	-		(0.10)		-
Total distributions	(0.22)		(0.38)		(0.26)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$7.91		$7.84		$9.89

Total return[3]	3.84%		(17.24)%		1.36%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$60,375		$52,628		$49,156

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.78%		1.73%		2.06%	[5]
After fees waived and expenses absorbed	1.50%		1.50%		1.50%	[5]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.92%		2.92%		3.41%	[5]
After fees waived and expenses absorbed	2.20%		3.16%		3.97%	[5]
Portfolio turnover rate	25%		49%		28%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 4.50% of offering price which is reduced on sales of $50,000 or more. If the sales charge was included total returns would be lower.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	EuroPac International Dividend
	Income Fund - Class I
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period January 10, 2014* through October 31, 2014
Net asset value, beginning of period	$7.84	$9.89	$10.00
Income from Investment Operations:
Net investment income[1]	0.19	0.31	0.35
Net realized and unrealized gain (loss) on investments	0.12	(1.95)	(0.19)
Total from investment operations	0.31	(1.64)	0.16

Less Distributions:
From net investment income	(0.24)	(0.31)	(0.27)
From net realized gain	-	(0.10)	-
Total distributions	(0.24)	(0.41)	(0.27)

Net asset value, end of period	$7.91	$7.84	$9.89

Total return[2]	4.09%	(17.03)%	1.50%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,976	$1,849	$1,934

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.53%	1.48%	1.81%	[4]
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.17%	3.17%	3.66%	[4]
After fees waived and expenses absorbed	2.45%	3.41%	4.22%	[4]
Portfolio turnover rate	25%	49%	28%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had fees not been waived by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	EP Emerging Markets Small
	Companies Fund - Class A
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Year Ended October 31, 2014		For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
Net asset value, beginning of period	$10.78		$13.06		$12.30		$10.67		$8.35
Income from Investment Operations:
Net investment income (loss)[1]	(0.02)		(0.09)		(0.06)		0.01		0.04
Net realized and unrealized gain (loss) on investments	1.18		(1.91)		0.82		1.78		2.32	[4]
Total from investment operations	1.16		(2.00)		0.76		1.79		2.36

Less Distributions:
From net investment income	-		-		-		(0.16)		(0.04)
From net realized gain	(0.14)		(0.28)		-		-		-
Total distributions	(0.14)		(0.28)		-		(0.16)		(0.04)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$11.80		$10.78		$13.06		$12.30		$10.67

Total return[3]	10.93%		(15.50)%		6.18%		16.92%		28.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$60,835		$21,643		$31,933		$34,465		$27,252

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.25%		2.71%		2.48%		2.24%		2.54%
After fees waived and expenses absorbed	1.75%		1.75%		1.75%		1.75%		1.75%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.67)%		(1.69)%		(1.23)%		(0.45)%		(0.36)%
After fees waived and expenses absorbed	(0.17)%		(0.73)%		(0.50)%		0.04%		0.43%
Portfolio turnover rate	79%		52%		82%		101%		84%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 4.50% of offering price which is reduced on sales of $50,000 or more. If the sales charge was included total returns would be lower.

[4]
The Advisor reimbursed the Fund $5,753 for losses on a transaction not meeting the investment guidelines of the Fund. As of November 30, 2012, the reimbursement amount represents $0.002 per share.  This reimbursement had no impact on the Fund's total return.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	EP Emerging Markets Small
	Companies Fund - Class I
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period July 16, 2013* through October 31, 2013
Net asset value, beginning of period	$10.84	$13.11	$12.32	$12.62
Income from Investment Operations:
Net investment income (loss)[1]	0.01	(0.06)	(0.03)	-	[2]
Net realized and unrealized gain (loss) on investments	1.20	(1.93)	0.82	(0.30)
Total from investment operations	1.21	(1.99)	0.79	(0.30)

Less Distributions:
From net realized gain	(0.14)	(0.28)	-	-
Total distributions	(0.14)	(0.28)	-	-

Net asset value, end of period	$11.91	$10.84	$13.11	$12.32

Total return[3]	11.33%	(15.36)%	6.41%	(2.38)%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$481	$532	$647	$183

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.00%	2.46%	2.23%	2.12%	[5]
After fees waived and expenses absorbed	1.50%	1.50%	1.50%	1.50%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.42)%	(1.44)%	(0.98)%	(0.70)%	[5]
After fees waived and expenses absorbed	0.08%	(0.48)%	(0.25)%	(0.08)%	[5]
Portfolio turnover rate	79%	52%	82%	101%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had fees not been waived by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	EuroPac Gold Fund
	Class A
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Year Ended October 31, 2014		For the Period July 19, 2013* through October 31, 2013
Net asset value, beginning of period	$6.11		$7.25		$9.55		$10.00
Income from Investment Operations:
Net investment loss[1]	(0.03)		(0.06)		(0.09)		(0.02)
Net realized and unrealized gain (loss) on investments	4.79		(1.08)		(2.15)		(0.43)
Total from investment operations	4.76		(1.14)		(2.24)		(0.45)

Less Distributions:
From net investment income	-		-		(0.06)		-
Total distributions	-		-		(0.06)		-

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$10.87		$6.11		$7.25		$9.55

Total return[3]	77.91%		(15.72)%		(23.49)%		(4.50)%	[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$75,279		$39,294		$33,320		$19,722

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.64%	[4]	1.77%	[4]	1.98%	[4]	3.08%	[4,6]
After fees waived and expenses absorbed	1.50%	[4]	1.50%	[4]	1.50%	[4]	1.50%	[4,6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.49)%		(1.11)%		(1.39)%		(2.15)%	[6]
After fees waived and expenses absorbed	(0.35)%		(0.84)%		(0.91)%		0.57%	[6]
Portfolio turnover rate	21%		20%		14%		12%	[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 4.50% of offering price which is reduced on sales of $50,000 or more. If the sales charge was included total returns would be lower.

[4]
If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.00% for the year ended October 31, 2016. For the prior periods, the ratios would have been lowered by 0.00%, 0.00% and 0.00%, respectively.

[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

Note 1 – Organization
EuroPac International Value Fund (the ‘‘International Value Fund’’), EuroPac International Bond Fund (the “International Bond Fund”), EuroPac International Dividend Income Fund (the “International Dividend Income Fund”), EP Emerging Markets Small Companies Fund (the “Emerging Markets Small Companies Fund”) and EuroPac Gold Fund (the “Gold Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The International Value Fund commenced operations on April 7, 2010, and its primary investment objective is to provide income and long-term capital appreciation. The International Bond Fund commenced operations on November 15, 2010, and its primary investment objective is to provide current income and capital appreciation. The International Dividend Income Fund commenced operations on January 10, 2014, and its primary investment objective is to seek income and maximize growth of income. The Emerging Markets Small Companies Fund commenced operations on December 1, 2010, and its primary investment objective is to provide long-term capital appreciation. The Gold Fund commenced operations on July 19, 2013, and its primary investment objective is to provide long-term capital appreciation. The Gold Fund is authorized to issue Class A shares. The International Value Fund, International Bond Fund, International Dividend Income Fund and Emerging Markets Small Companies Fund are authorized to issue two classes of shares: Class A shares and Class I shares. The Class I shares commenced operations on July 16, 2013 in the International Value Fund, International Bond Fund and Emerging Markets Small Companies Fund.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
Each Fund value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Fair value pricing may be applied to foreign securities held by the Funds upon the occurrence of an event after the close of trading on non-U.S. markets, but before the close of trading on the NYSE when each Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service or from a brokerage firm. The pricing service will use a statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

 (b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and Expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2013 – 2015 and as of and during the year ended October 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The International Value Fund, International Bond Fund, International Dividend Income Fund, Emerging Markets Small Companies Fund, and Gold Fund, will make distributions of net investment income, per the table below and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Distribution Frequency of Net Investment Income
International Value Fund	Quarterly
International Bond Fund	Monthly
International Dividend Income Fund	Quarterly
Emerging Markets Small Companies Fund	Annually
Gold Fund	Annually

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Options
The Funds may write or purchase options contracts primarily to enhance each Fund’s returns and reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in option contracts written for the year ended October 31, 2016 in the Gold Fund were as follows:

	Number of Contracts	Premiums Amount Received
Outstanding at October 31, 2015	-	$-
Options written	2,450	60,962
Options terminated in closing purchasing transactions	-	-
Options expired	(2,230)	(42,334)
Options exercised	(220)	(18,628)
Outstanding at October 31, 2016	-	$-

(g) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrues during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Euro Pacific Asset Management, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund. This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust's Board of Trustees. The table below contains the expense cap by Fund and by Class.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

	Investment Advisory Fees	Total Limit on Annual Operating Expenses Class A Shares†	Total Limit on Annual Operating Expenses Class I Shares†
International Value Fund	1.08%	1.75%	1.50%
International Bond Fund	0.60%	1.15%	0.90%
International Dividend Income Fund	0.85%	1.50%	1.25%
Emerging Markets Small Companies Fund	1.08%	1.75%	1.50%
Gold Fund	0.80%	1.50%	-

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

Effective June 30, 2015, Emerging Markets Small Companies Fund is sub-advised by Champlain Investment Partners (the “Sub-advisor”). Pursuant to a sub-advisory agreement the Advisor pays a portion of the annual advisory fee of 1.08% of average daily net assets of the Fund to the Sub-advisor. Prior to June 30, 2015, the Fund’s Sub-advisor was New Sheridan Advisors, Inc.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the acquisition of the Sub-Advisor by Champlain Investment Partners (the “Acquisition”) resulted in an assignment and termination of the Sub-Advisor’s current sub-advisory agreement with respect to the Emerging Markets Small Companies Fund. In anticipation of the Acquisition, the Board of Trustees of Investment Managers Series Trust (the “Trust”) approved a new sub-advisory agreement with Champlain Investment Partners with respect to the Funds (the “New Agreement”).

The Gold Fund is sub-advised by Global Strategic Management, d/b/a Adrian Day Asset Management (the “Sub-advisor”). Pursuant to a sub-advisory agreement the Advisor pays a portion of the annual advisory fee of 0.80% of average net assets of the Fund to the Sub-advisor.

For the year ended October 31, 2016, the Advisor waived fees as follows:

Advisory fees
International Value Fund	$117,102
International Bond Fund	189,833
International Dividend Income Fund	158,484
Emerging Markets Small Companies Fund	275,723
Gold Fund	81,073
$822,215

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

The Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from each Fund for a period of three full fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of the amounts no later than October 31st of the years stated below:

	International Value Fund	International Bond Fund	International Dividend Income Fund	Emerging Markets Small Companies Fund	Gold Fund
2017	$109,048	$174,732	$166,435	$254,878	$155,699
2018	141,534	183,005	137,317	269,226	120,608
2019	117,102	189,833	158,484	275,723	81,073
Total	$367,684	$547,570	$462,236	$799,827	$357,380

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended October 31, 2016, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2016, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes
At October 31, 2016, gross unrealized appreciation and depreciation of investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	International Value Fund	International Bond Fund	International Dividend Income Fund	Emerging Markets Small Companies Fund	Gold Fund

Cost of investments	$64,100,972	$55,239,756	$67,547,374	$48,990,574	$72,465,908

Gross unrealized appreciation	$5,789,470	$577,854	$2,274,212	$14,370,900	$10,301,891
Gross unrealized depreciation	(8,754,526)	(10,530,374)	(7,561,761)	(2,609,595)	(7,519,218)

Net unrealized appreciation/(depreciation) on investments	$(2,965,056)	$(9,952,520)	$(5,287,549)	$11,761,305	$2,782,673

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and passive foreign investment companies (“PFICs”).

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2016, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income and accumulated net realized gain as follows:

Increase (Decrease)
Funds	Paid in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
International Value Fund	$(4,706)	$(12,862)	$17,568
International Bond Fund	512	(4,985,676)	4,985,164
International Dividend Income Fund	883	121,317	(122,200)
Emerging Markets Small Companies Fund	7,182,953	333,413	(7,516,366)
Gold Fund	1,018	1,542,017	(1,543,035)

As of October 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	International Value Fund	International Bond Fund	International Dividend Income Fund	Emerging Markets Small Companies Fund	Gold Fund

Undistributed ordinary income	$-	$-	$52,446	$-	$9,369,279
Undistributed long-term gains	-	-	-	832,939	-
Tax accumulated earnings	-	-	52,446	832,939	9,369,279

Accumulated capital and other losses	$(17,344,336)	$(5,771,597)	$(9,595,837)	$(6,370,941)	$(2,800,591)
Unrealized appreciation/ (depreciation) on investments	(2,965,056)	(9,952,520)	(5,287,549)	11,462,113	2,782,673
Unrealized depreciation on foreign currency translations	(1,516)	(10,174)	(1,524)	(1,147)	(86)
Total accumulated earnings (deficit)	$(20,310,908)	$(15,734,291)	$(14,832,464)	$5,922,964	$9,351,275

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sale loss deferrals.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 were as follows:

	International Value Fund		International Bond Fund		International Dividend Income Fund
	2016	2015	2016	2015	2016	2015
Distributions paid from:
Ordinary Income	$730,668	$1,321,786	$241,621	$992,139	$1,602,756	$2,426,192
Net long-term capital gains	-	3,027,802	-	-	-	91,835
Total distributions paid	$730,668	$4,349,588	$241,621	$992,139	$1,602,756	$2,518,027

	Emerging Markets Small Companies Fund		Gold Fund
	2016	2015	2016	2015
Distributions paid from:
Ordinary Income	$-	$-	$-	$-
Net long-term capital gains	772,094	705,210	-	-
Total distributions paid	$772,094	$705,210	$-	$-

At October 31, 2016, the Funds had accumulated capital loss carry forwards as follows:

	Capital Loss Carryforward to Expire in:	Capital Loss Carryforward Not Subject to Expiration
Fund	2019	Short-Term	Long-Term	Total
International Value Fund	$-	$3,473,907	$13,870,429	$17,344,336
International Bond Fund	-	45,449	1,585,297	1,630,746
International Dividend Income Fund	-	3,838,480	5,757,357	9,595,837
Emerging Markets Small Companies Fund	2,317,908	3,100,403	952,630	6,370,941	*
Gold Fund	-	-	2,800,591	2,800,591

*	Capital loss carryovers subject to certain limitations upon availability to offset future gains, if any, as the successor of a merger.

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended October 31, 2016, the Emerging Markets Small Companies Fund utilized $987,939 of their capital loss carryovers.

As of October 31, 2016, International Value Fund, International Bond Fund, International Dividend Income Fund, Emerging Markets Small Companies Fund and Gold Fund, had qualified Late-Year Losses of $0, $4,140,851, $0, $0 and $0, respectively.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds are permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the years ended October 31, 2016 and October 31, 2015, redemption fees were as follows:

	Year Ended October 31, 2016	Year Ended October 31, 2015
International Value Fund	$320	$182
International Bond Fund	-	133
International Dividend Income Fund	1,145	2,579
Emerging Markets Small Companies Fund	3,169	558
Gold Fund	7,283	435

Note 6 – Investment Transactions
For the year ended October 31, 2016, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
International Value Fund	$26,300,733	$18,326,215
International Bond Fund	10,874,613	13,045,809
International Dividend Income Fund	20,924,264	12,488,058
Emerging Markets Small Companies Fund	46,316,117	41,048,765
Gold Fund	18,104,404	12,157,927

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended October 31, 2016, for the International Value Fund, International Bond Fund, International Dividend Income Fund, Emerging Markets Small Companies Fund and Gold Fund, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which allows each Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares, payable to IMST Distributors, LLC. Class I shares are not subject to any distribution or administrative service fees under the plan.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

For the year ended October 31, 2016, for the International Value Fund, International Bond Fund, International Dividend Income Fund, Emerging Markets Small Companies Fund and Gold Fund, distribution fees incurred by each Fund’s Class A shares are disclosed on the Statements of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2016, in valuing the Funds’ assets carried at fair value:

International Value Fund	Level 1	Level 2	Level 3**	Total
Investments
Common Stocks[1]
Basic Materials	$15,014,920	$-	$-	$15,014,920
Communications	11,825,174	-	-	11,825,174
Consumer, Non-cyclical	18,922,533	-	-	18,922,533
Energy	3,183,320	-	-	3,183,320
Technology	2,191,540	-	-	2,191,540
Utilities	1,884,045	1,018,501	-	2,902,546
Short-Term Investments	7,095,883	-	-	7,095,883
Total Investments	$60,117,415	$1,018,501	$-	$61,135,916

International Bond Fund	Level 1	Level 2	Level 3	Total
Investments
Common Stocks
Basic Materials	$-	$-	$0	$-
Bonds
Basic Materials	-	2,196,301	-	2,196,301
Communications	-	2,198,945	-	2,198,945
Consumer, Cyclical	-	1,454,875	-	1,454,875
Consumer, Non-cyclical	-	5,344,071	-	5,344,071
Diversified	-	696,150	-	696,150
Financial	-	5,751,976	-	5,751,976
Government	-	24,833,224	-	24,833,224
Utilities	-	366,880	-	366,880
Short-Term Investments	2,444,814	-	-	2,444,814
Total Investments	$2,444,814	$42,842,422	$0	$45,287,236

International Dividend Income Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]
Basic Materials	$1,924,228	$-	$-	$1,924,228
Communications	18,571,859	-	-	18,571,859
Consumer, Cyclical	1,737,783	-	-	1,737,783
Consumer, Non-cyclical	14,900,466	-	-	14,900,466
Energy	6,237,970	-	-	6,237,970
Financial	4,053,471	-	-	4,053,471
Utilities	6,302,683	-	-	6,302,683
Short-Term Investments	8,531,365	-	-	8,531,365
Total Investments	$62,259,825	$-	$-	$62,259,825

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Emerging Markets Small Companies Fund	Level 1	Level 2	Level 3	Total
Investments
Common Stocks
Basic Materials	$-	$616,837	$0	$616,837
Communications	-	946,415	-	946,415
Consumer, Cyclical	4,785,955	10,502,765	-	15,288,720
Consumer, Non-cyclical	2,376,759	17,303,468	-	19,680,227
Financial	5,483,053	5,203,783	-	10,686,836
Industrial	1,425,461	4,970,730	-	6,396,191
Technology	-	2,701,958	-	2,701,958
Warrants	4,569	-	-	4,569
Short-Term Investments	4,430,126	-	-	4,430,126
Total Investments	$18,505,923	$42,245,956	$0	$60,751,879

Gold Fund	Level 1	Level 2	Level 3	Total
Investments
Common Stocks
Gold Mining	$22,172,031	$-	$-	$22,172,031
Royalty Companies	14,925,822	-	-	14,925,822
Precious Metals Developmental	8,606,456	-	42,138	8,648,594
Precious Metals Exploration	11,288,673	9,103,041	-	20,391,714
Silver: Exploration and Mining	2,048,774	363,453	-	2,412,227
Diversified Exploration and Mining	3,409,966	356,900	-	3,766,866
Investment Management Companies
Precious Metals	1,562,000	-	-	1,562,000
Bullion	320,520	-	-	320,520
Warrants
Diversified Exploration and Mining	-	-	-	-
Silver: Exploration and Mining	-	-	-	-
Precious Metals Developmental	27,474	-	-	27,474
Precious Metals Exploration	-	-	596,559	596,559
Purchased Call Options Contracts	25,100	-	-	25,100
Short-Term Investments	399,674	-	-	399,674
Total Investments	$64,786,490	$9,823,394	$638,697	$75,248,581

*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by country, please refer to the schedule of investments.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. International Bond Fund and International Dividend Income Fund had no transfers between Levels at period end. Transfers between Level 1 and Level 2 in the International Value Fund, Emerging Markets Small Companies Fund and Gold Fund relate to the use of systematic fair valuation and some foreign markets being closed on October 31, 2016. When systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. The Gold Fund transferred a security from Level 1 to Level 3 because the security did not trade on October 31, 2016. The following is a reconciliation of transfers between Levels for the Funds from October 31, 2015 to October 31, 2016, represented by recognizing the October 31, 2016 market value of securities:

	International Value Fund	Emerging Markets Small Companies Fund	Gold Fund
Transfers into Level 1	$-	$4,455	$-
Transfers out of Level 1	(1,018,501)	(1,958,834)	(5,264,927)
Net transfers in (out) of Level 1	$(1,018,501)	$(1,954,379)	$(5,264,927)

Transfers into Level 2	$1,018,501	$1,958,834	$5,222,789
Transfers out of Level 2	-	(4,455)	-
Net transfers in (out) of Level 2	$1,018,501	$1,954,379	$5,222,789

Transfers into Level 3	$-	$-	$42,138
Transfers out of Level 3	-	-	-
Net transfers in (out) of Level 3	$-	$-	$42,138

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	International Bond Fund	Emerging Markets Small Companies Fund	Gold Fund – Common Stocks	Gold Fund - Warrants
Beginning balance October 31, 2015	$41,768	$-	$-	$-
Transfers into Level 3 during the period	-	-	42,138	-
Transfers out of Level 3 during the period	-	-	-	-
Total realized gain/(loss)	-	-	-	-
Total unrealized appreciation/(depreciation)	(41,768)	-	-	596,559
Net purchases	-	-	-	-
Net sales	-	-	-	-
Balance as of October 31, 2016	$-	$-	$42,138	$596,559

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2016:

	Fair Value October 31, 2016	Valuation Methodologies	Unobservable Input(1)	Input Range/Value	Impact to Valuation from an increase in Input(2)
International Bond Fund - Common Stocks	$-	Fair Value Pricing	Adjusted by management to reflect current conditions	-	Decrease

Emerging Markets Small Companies Fund - Common Stocks	$-	Fair Value Pricing	Adjusted by management to reflect current conditions	-	Decrease

Gold Fund - Warrants	$596,559	Fair Value Pricing	Discount for lack of marketability	10%	Decrease
Common Stocks	$42,138	Fair Value Pricing	Discount for lack of marketability	10%	Decrease

(1)
The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Emerging Markets Small Companies Fund and the Gold Fund derivative and hedging activities, including how such activities are accounted for and their effects on the Emerging Markets Small Companies Fund and Gold Fund financial position, performance and cash flows. The Emerging Markets Small Companies Fund invested in one warrant during the year ended October 31, 2016. The Gold Fund invested in purchased options contracts, written options contracts and warrants during the year ended October 31, 2016.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of October 31, 2016 by risk category are as follows:

Emerging Markets Small Companies Fund

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
	Warrants, at value	$4,569	Warrants, at value	$-
Total		$4,569		$-

Gold Fund

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$25,100	Written options contracts, at value	$-
	Warrants, at value	624,033	Warrants, at value	-
Total		$649,133		$-

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

Gold Fund

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$(24,076)	$42,334	$18,258
Total	$(24,076)	$42,334	$18,258

Emerging Markets Small Companies Fund

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Warrants	Total
Warrants	$457	$457
Total	$457	$457

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Gold Fund

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Warrants	Total
Equity contracts	$141,524	$-	$-	$141,524
Warrants	-	-	622,687	622,687
Total	$141,524	$-	$622,687	$764,211

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of October 31, 2016 are as follows:

Emerging Markets Small Companies Fund

Derivatives not designated as hedging instruments
	Warrants	Average Market Value	$4,806

Gold Fund

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Number of contracts	811
Equity contracts	Written options contracts	Number of contracts	(446)
	Warrants	Average Market Value	$398,276

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Note 12 – Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities or any investment in a EuroPac Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of October 31, 2016 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end:

					Change in
	Value			Net	Unrealized
Fund/Security	Beginning		Sales	Realized	Appreciation	Value End	Dividend
Description	of Period	Purchases	Proceeds	Gain (Loss)	(Depreciation)	of Period	Income
Gold Fund
Evrim Resources Corp.	$222,218	$67,270	$-	$-	$302,930	$592,418	$-
Medgold Resources Corp.	285,912	115,723	-	-	470,480	872,115	-
Midland Exploration, Inc.	1,842,765	306,098	-	-	1,490,994	3,639,857	-
Miranda Gold Corp.	158,649	350,659	-	-	9,770	519,078	-
Tri Origin Exploration Ltd.	-	390,341	-	-	15,385	405,726	-
	2,509,544	1,230,091	-	-	2,289,559	6,029,194
Thunderstruck Resources Ltd.(1)	30,590	-	-	-	40,237	70,827	-
Total	$2,540,134	$1,230,091	$-	$-	$2,329,796	$6,100,021	$-

	Shares			Shares
Fund/Security	Beginning			End
Description	of Period	Purchases	Sales	of Period
Gold Fund
Evrim Resources Corp.	2,193,000	750,000	-	2,943,000
Medgold Resources Corp.	5,156,666	1,000,000	-	6,156,666
Midland Exploration, Inc.	4,016,000	504,500	-	4,520,500
Miranda Gold Corp.	2,766,000	4,970,000	-	7,736,000
Tri Origin Exploration Ltd.	-	9,070,000	-	9,070,000
	14,131,666	16,294,500	-	30,426,166
Thunderstruck Resources Ltd.(1)	1,000,000	-	-	1,000,000
Total	15,131,666	16,294,500	-	31,426,166

(1)	No longer affiliated as of October 31, 2016.

Note 13 - Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Note 14 – Fund Reorganization
As of the close of business on November 20, 2015, pursuant to a Plan of Reorganization approved by the Acquired Funds’ shareholders, the Emerging Markets Small Companies Fund (the "Acquiring Fund") acquired the assets and assumed the liabilities of EP China Fund (the “China Fund”) and EP Latin America Fund (the “Latin America Fund”) (the "Acquired Funds") in a tax-free reorganization in exchange for shares of the Acquiring Fund. The purpose of the transaction was to combine three funds with similar investment strategies into a single fund where the Fund and its shareholders have the potential to benefit from economies of scale. The Emerging Markets Small Companies Fund issued 3,691,994 of Class A shares and 9,315 of Class I shares (valued at $34,776,343) for 1,965,289 Class A shares of China Fund and 1,716,633 Class A shares and 11,139 Class I shares of Latin America Fund outstanding on November 20, 2015. The net assets of the China Fund and the Latin America Fund ($24,040,598 and $15,544,471, respectively), including $3,345,171 and $1,472,206 of unrealized gain on investments and foreign currency, respectively, were combined with those of the Emerging Markets Small Companies Fund. Prior to the merger, the Emerging Markets Small Companies Fund net assets were $21,826,976. After the merger, the net assets of the Emerging Markets Small Companies Fund were $61,412,045. For financial reporting purposes, assets received and shares issued by Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders fox tax purposes. For the Acquired Funds’ accumulated capital loss carryforwards and limitation please see Note 4. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund’s statement of operations since November 20, 2015.

Note 15 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Funds declared the payment of a distribution to be paid, on December 13, 2016, to shareholders of record on December 12, 2016 as follows:

		Long Term Capital Gain	Short Term Capital Gain	Income
International Value Fund	Class A Shares	$0.00	$0.00	$0.00683
International Value Fund	Class I Shares	0.00	0.00	0.00970
International Bond Fund	Class A Shares	0.00	0.00	0.00
International Bond Fund	Class I Shares	0.00	0.00	0.00
Gold Fund	Class A Shares	0.00	0.00	1.56231
International Dividend Income Fund	Class A Shares	0.00	0.00	0.02624
International Dividend Income Fund	Class I Shares	0.00	0.00	0.02938
Emerging Markets Small Companies Fund	Class A Shares	0.16223	0.00	0.00
Emerging Markets Small Companies Fund	Class I Shares	0.16223	0.00	0.00

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the EuroPac International Value Fund, EuroPac International Bond Fund, EuroPac International Dividend Income Fund, EP Emerging Markets Small Companies Fund and EuroPac Gold Fund, (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPac International Value Fund, EuroPac International Bond Fund, EuroPac International Dividend Income Fund, EP Emerging Markets Small Companies Fund and EuroPac Gold Fund as of October 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2016

Euro Pacific Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the fiscal year ended October 31, 2016, 10%, 0%, 1.62%, 0%, and 0.56% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the International Value Fund, International Bond Fund, International Dividend Income Fund, Emerging Markets Small Companies Fund and Gold Fund, respectively.

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, International Value Fund, International Bond Fund, International Dividend Income Fund, Emerging Markets Small Companies Fund and Gold Fund, designates income dividends of 100%, 0%, 100%, 0%, and 2.76%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2016.

Foreign Taxes Paid
Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the International Value Fund and the International Dividend Income Fund, designates $427,327 and $1,475,781, respectively, of income derived from foreign sources and $83,224 and $143,217, respectively, of foreign taxes paid for the fiscal year ended October 31, 2016.

Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the fiscal year ended October 31, 2016, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Value Fund	$0.0517	$0.0101
International Dividend Income Fund	$0.1873	$0.0182

Long-term Capital Gain
The Emerging Markets Small Companies Fund designates $772,094, respectively, as a long-term capital gain distribution.

Trustees and Officers Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 558-5851.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	80	None.

Euro Pacific Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	80	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	80	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

Euro Pacific Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Euro Pacific Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2016 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only), and redemption fees and (2) ongoing costs, including management fees; distribution fees and/or service (12b-1) fees (Class A shares only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EuroPac International Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Actual Performance	5/1/16	10/31/2016	5/1/16 – 10/31/16
Class A	$1,000.00	$980.00	$8.72
Class I	1,000.00	980.60	7.48
Hypothetical (5% annual return before taxes)	5/1/16	10/31/2016	5/1/16 – 10/31/16
Class A	1,000.00	1,016.33	8.88
Class I	1,000.00	1,017.58	7.62

*
Expenses are equal to the Fund’s annualized expense ratios of 1.75% and 1.50% for Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 184/366 (to reflect the six months period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Euro Pacific Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended October 31, 2016 (Unaudited)

EuroPac International Bond Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Actual Performance	5/1/16	10/31/2016	5/1/16 – 10/31/16
Class A	$1,000.00	$993.90	$5.76
Class I	1,000.00	996.40	4.51
Hypothetical (5% annual return before taxes)	5/1/16	10/31/2016	5/1/16 – 10/31/16
Class A	1,000.00	1,019.36	5.83
Class I	1,000.00	1,020.62	4.56

*
Expenses are equal to the Fund’s annualized expense ratios of 1.15% and 0.90% for Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 184/366 (to reflect the six months period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

EuroPac International Dividend Income Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Actual Performance	5/1/16	10/31/2016	5/1/16 – 10/31/16
Class A	$1,000.00	$985.80	$7.49
Class I	1,000.00	987.00	6.24
Hypothetical (5% annual return before taxes)	5/1/16	10/31/2016	5/1/16 – 10/31/16
Class A	1,000.00	1,017.60	7.61
Class I	1,000.00	1,018.85	6.34

*
Expenses are equal to the Fund’s annualized expense ratios of 1.50% and 1.25% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

EP Emerging Markets Small Companies Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Actual Performance	5/1/16	10/31/2016	5/1/16 – 10/31/16
Class A	$1,000.00	$1,135.70	$9.39
Class I	1,000.00	1,137.50	8.06
Hypothetical (5% annual return before taxes)	5/1/16	10/31/2016	5/1/16 – 10/31/16
Class A	1,000.00	1,016.34	8.87
Class I	1,000.00	1,017.60	7.60

*
Expenses are equal to the Fund’s annualized expense ratios of 1.75% and 1.50% for Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 184/366 (to reflect the six months period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Euro Pacific Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended October 31, 2016 (Unaudited)

EuroPac Gold Fund - Class A	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/16	10/31/2016	5/1/16 – 10/31/16
Actual Performance	$1,000.00	$1,088.10	$7.90
Hypothetical (5% annual return before expenses)	1,000.00	1,017.57	7.64

*
Expenses are equal to the Fund’s annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect to six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Euro Pacific Funds
Each a series of Investment Managers Series Trust

Investment Advisor
Euro Pacific Asset Management, LLC
Suite 204, Lots 81-82
Street C
Dorado, Puerto Rico 00646

Sub-Advisor
Champlain Investment Partners
180 Battery Street, Suite 400
Burlington, Vermont 05401

Sub-Advisor
Global Strategic Management
dba Adrian Day Asset Management
801 Compass Way, Suite 207
P.O. Box 6643
Annapolis, Maryland 21401

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
EuroPac International Value Fund – Class A	EPIVX	461 418 766
EuroPac International Value Fund – Class I	EPVIX	461 41P 669
EuroPac International Bond Fund – Class A	EPIBX	461 418 618
EuroPac International Bond Fund – Class I	EPBIX	461 41P 651
EuroPac International Dividend Income Fund – Class A	EPDPX	461 41P 487
EuroPac International Dividend Income Fund – Class I	EPDIX	461 41P 479
EP Emerging Markets Small Companies Fund – Class A	EPASX	461 418 550
EP Emerging Markets Small Companies Fund – Class I	EPEIX	461 41P 636
EuroPac Gold Fund – Class A	EPGFX	461 41P 677

Privacy Principles of the Euro Pacific Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Euro Pacific Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Funds at (888) 558-5851, on the Funds’ website at www.europacificfunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (888) 558-5851, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 558-5851. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Euro Pacific Funds
P. O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 558-5851

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-558-5851.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$74,000	$105,000
Audit-Related Fees	N/A	N/A
Tax Fees	$14,000	$17,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/9/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/9/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/9/2017